UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. )

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Tigo Energy, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 19, 2026

To Our Stockholders:

On behalf of the Board of Directors, I cordially invite you to attend the 2026 Annual Meeting of Stockholders of Tigo Energy, Inc. (the “Annual Meeting”) to be held on May 19, 2026 at 9:00 a.m. Pacific Time. The Annual Meeting will be a completely virtual meeting, conducted via live audio webcast, with no physical in-person meeting. You will be able to attend the Annual Meeting online, vote your shares electronically and submit your questions during the Annual Meeting by visiting www.proxydocs.com/tygo and entering the control number found on your proxy card, voting instruction form or notice you previously received.

The purpose of the Annual Meeting is to:

(1)
elect seven director nominees listed in the accompanying proxy statement (this “Proxy Statement”) until the 2027 annual meeting of stockholders and until their successor shall be elected and qualified, or until their earlier death, resignation, retirement, disqualification or removal from office;
(2)
ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
(3)
approval of the Employee Stock Purchase Plan; and
(4)
transact any other business that may properly come before the Annual Meeting and any adjournments or postponements thereof.

Only stockholders of record at the close of business on March 24, 2026 may vote at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of common stock held at that time.

Your vote is important to us. Whether or not you plan to attend the Annual Meeting, we strongly urge you to cast your vote promptly. You may vote over the Internet, as well as by mail. Please review the instructions on the proxy or voting instruction card regarding each of these voting options.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held May 19, 2026

This Proxy Statement and the 2025 Annual Report to Stockholders, which includes the Annual Report on Form 10-K for the year ended December 31, 2025, are being made available on or about April 6, 2026 at www.proxydocs.com/tygo.

By order of the Board of Directors,

/s/ Zvi Alon
Zvi Alon

Chief Executive Officer and
Chairman of the Board of Directors
April 6, 2026

ii

TIGO ENERGY, INC.

983 University Avenue, Suite B

Los Gatos, California 95032

2026 PROXY STATEMENT

GENERAL INFORMATION

The Board of Directors (the “Board”) of Tigo Energy, Inc. (“Tigo,” the “Company,” “we” or “us”) is making this proxy statement (this “Proxy Statement”) available to you in connection with the solicitation of proxies for the 2026 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will be a completely virtual meeting held on May 19, 2026 at 9:00 a.m. Pacific Time at www.proxydocs.com/tygo, conducted via live audio webcast, with no physical in-person meeting. Please visit www.proxydocs.com/tygo and enter your control number included in your Notice Regarding the Availability of Proxy Materials, on the instructions accompanying your proxy materials, or on your proxy card for details on how to attend the Annual Meeting.

At the Annual Meeting, our stockholders will:

(1)
vote to elect the seven director nominees listed herein until the 2027 annual meeting of stockholders and until their successor shall be elected and qualified, or until their earlier death, resignation, retirement, disqualification or removal from office;
(2)
vote to ratify the appointment of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
(3)
vote to approve the Employee Stock Purchase Plan (“ESPP”); and
(4)
transact any other business that may properly come before the Annual Meeting and any adjournments or postponements thereof.

Only stockholders of record at the close of business on March 24, 2026 (the “Record Date”) may vote at the Annual Meeting.

We are taking advantage of Securities and Exchange Commission (the “SEC”) rules that permit companies to furnish proxy materials to stockholders via the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”). If you received a Notice by mail, you will not receive a printed copy of our proxy materials unless you specifically request one by following the instructions contained in the Notice. The Notice instructs you on how to access our proxy materials, including this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”), via the Internet, as well as how to vote online. We are first making this Proxy Statement and accompanying materials available to our stockholders on or about April 6, 2026.

YOUR VOTE IS IMPORTANT TO US. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE CAST YOUR VOTE PROMPTLY. YOU MAY VOTE OVER THE INTERNET OR BY SIGNING AND DATING A PROXY CARD AND RETURNING IT TO US BY MAIL.

By submitting your proxy using any of the methods above, and as specified in the Notice, you authorize each of Zvi Alon, our Chief Executive Officer and the Chairman of the Board, and Bill Roeschlein, our Chief Financial Officer, to represent you and vote your shares at the Annual Meeting in accordance with your instructions. Either one of them may also vote your shares to adjourn the Annual Meeting and will be authorized to vote your shares at any postponements or adjournments of the Annual Meeting.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why am I being provided with these materials?

We are providing this Proxy Statement to you in connection with the Board’s solicitation of proxies to be voted at our Annual Meeting, to be held on May 19, 2026, and at any postponements or adjournments of the Annual Meeting. We have either (1) delivered to you a Notice and made such Notice, this Proxy Statement and the Annual Report (together, the “Proxy Materials”) available to you on the Internet or (2) delivered printed versions of the Proxy Materials, including a proxy card, to you by mail.

How can I attend and vote at the Annual Meeting?

To attend the Annual Meeting, you must register in advance at www.proxydocs.com/tygo. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you to access the meeting and provide you with the ability to submit questions. Please be sure to follow the instructions found on the Notice Regarding the Availability of Proxy Materials, proxy card and/or voting instruction card, as well as any subsequent instructions that will be delivered to you via email. If you are not a stockholder or do not have a control number, you will not be able to access the meeting. We recommend you carefully review the procedures needed to gain admission in advance.

Online access to the audio webcast will open 15 minutes prior to the start of the Annual Meeting to allow time for you to log in and test your device’s audio system. We encourage you to access the Annual Meeting in advance of the designated start time. You may call the number provided in the email you receive approximately one hour prior to the start of the meeting if you experience technical difficulties during the check-in process or during the meeting.

Stockholders eligible to participate in the Annual Meeting may submit questions during the Annual Meeting through the meeting portal.

Will I be able to participate in the online Annual Meeting on the same basis I would be able to participate in a live annual meeting?

The virtual meeting format for the Annual Meeting will enable full and equal participation by all of our stockholders from any place in the world at little to no cost. We designed the format of the virtual Annual Meeting to ensure that our stockholders who attend the Annual Meeting will be afforded the same rights and opportunities to participate as they would at a physical, in-person meeting, and to enhance stockholder access, participation and communication through online tools. We will be providing stockholders with the ability to submit appropriate questions in real time via the Annual Meeting website, limiting questions to one per stockholder unless time otherwise permits. We will also make the list of the stockholders entitled to vote at the Annual Meeting available during the Annual Meeting.

How do I vote my shares without attending the Annual Meeting?

Stockholders of record. You may vote by granting a proxy in the following ways:

•
By Internet: go to www.proxypush.com/tygo and follow the on-screen instructions. You will need the Notice or proxy card in order to vote by Internet.
•
By Phone: call 1-866-494-0644 and follow the recorded instructions. You will need your proxy card in order to vote by phone.
•
By Mail: request a proxy card from us and indicate your vote by completing, signing and dating the card where indicated and by mailing or otherwise returning the card in the envelope that will be provided to you. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity, indicate your name and title or capacity.

Stockholders with shares held in street name. You may vote by submitting voting instructions to your bank, broker or other nominee. In most instances, you will be able to do this on the Internet or by mail as indicated above. Please refer to information from your bank, broker or other nominee on how to submit voting instructions.

Mailed proxy cards with respect to shares held of record or in street name must be received no later than May 18, 2026.

What am I voting on at the Annual Meeting?

At the Annual Meeting, there are two proposals scheduled to be voted on:

•
Proposal 1: Election of the seven director nominees listed in this Proxy Statement until the 2027 annual meeting of stockholders and until their successor shall be elected and qualified, or until their earlier death, resignation, retirement, disqualification or removal from office (the “Nominee Proposal”);
•
Proposal 2: Ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Ratification Proposal”); and
•
Proposal 3: Approval of the Employee Stock Purchase Plan (“ESPP”) (the “ESPP Proposal”).

Members of our management team and representatives of Deloitte are expected to be present at the Annual Meeting, where they will have an opportunity to make a statement if so desired and are expected to be available to respond to appropriate questions.

Who is entitled to vote?

Only stockholders of record at the close of business on the Record Date may vote at the Annual Meeting. The only class of stock entitled to vote at the Annual Meeting is the Company’s common stock, par value $0.0001 per share (the “Common Stock”). Each holder of Common Stock on the Record Date is entitled to one vote for each share of Common Stock held by such holder. On the Record Date, there were 75,859,828 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

What is the difference between being a record holder and holding shares of Common Stock in street name?

A record holder holds shares in its name through Tigo’s transfer agent, Continental Stock Transfer & Trust Company (“Continental”). A “beneficial owner,” or a person or entity that holds their or its shares in “street name,” holds shares in the name of a bank, broker or other nominee on that person or entity’s behalf.

Am I entitled to vote if my shares are held in street name?

If your shares are held in street name, the Notice will be forwarded to you by your bank, broker or other nominee, along with a voting instruction card. You may vote by directing your bank, broker or other nominee how to vote your shares. In most instances, you will be able to do this over the Internet or by mail, as indicated above under “How do I vote my shares without attending the Annual Meeting?”

Under applicable rules, if you do not give instructions to your bank, broker or other nominee, it may vote on matters that are considered “routine,” but will not be permitted to vote your shares with respect to “non-routine” items. The Ratification Proposal is a routine matter, but the Nominee Proposal and the ESPP Proposal are considered to be non-routine matters, so your bank, broker or other nominee cannot vote your shares on the Nominee Proposal or the ESPP Proposal unless you provide voting instructions for such matter. If you do not provide voting instructions on a non-routine matter, your shares will not be voted on that matter resulting in a “broker non-vote.”

As a street name holder, you may be required to obtain a proxy form from your bank, broker or other nominee to use at the Annual Meeting in order to vote your shares. Please follow the instructions that you receive from your broker, bank, or other nominee and the instructions that you will receive via email after registering for the Annual Meeting, should you decide to vote during the virtual meeting.

How many shares must be present to hold the Annual Meeting?

In order for the Company to conduct the Annual Meeting, holders of a majority of the voting power of the shares of Common Stock issued and outstanding and entitled to vote, present by remote communication or represented by proxy, shall constitute a quorum at the Annual Meeting. Abstentions and “broker non-votes” are counted as present or represented and entitled to vote for purposes of determining a quorum.

What does it mean if I receive more than one Notice or proxy card?

Receiving more than one Notice or proxy card generally means that you hold shares in more than one brokerage account. To ensure that all of your shares are voted, please sign and return each proxy card, or, if you vote by Internet, vote once for each Notice or proxy card that you receive.

Can I revoke my proxy or change my vote after I submit my proxy?

Yes, you may revoke or change your vote after submitting your proxy card.

Stockholders of record. Whether you have voted by Internet or mail, you may revoke your proxy or change your vote at any time before it is actually voted. A record holder may revoke their or its proxy by:

•
signing and delivering another proxy with a later date that is received no later than May 18, 2026;
•
voting again by Internet prior to the Annual Meeting;
•
sending a written statement to that effect to the Company’s Secretary, provided that such statement is received no later than May 18, 2026; or
•
voting at the Annual Meeting.

Stockholders with shares held in street name. If you wish to revoke your proxy or vote at the Annual Meeting, you must follow the instructions provided to you by your bank, broker or other record holder and/or obtain from the record holder a proxy issued in your name. Your virtual attendance at the Annual Meeting will not, by itself, revoke your proxy.

Who will count the votes?

The inspector of elections appointed for the Annual Meeting will tabulate and certify the votes.

What am I voting on, how many votes are required to approve each item, how are votes counted and how does the Board recommend I vote?

The table below summarizes the proposals that will be voted on, the vote required to approve each item, how votes are counted and how the Board recommends you vote:

Proposal	Vote Required	Voting Options	Board Recommendation(1)	Impact of Broker Non-Votes	Impact of Abstain Vote
Proposal 1 - Nominee Proposal	Plurality of the votes cast	“FOR” “WITHHOLD”	“FOR”	No impact	No impact
Proposal 2 - Ratification Proposal	Majority of votes cast	“FOR” “AGAINST” “ABSTAIN”	“FOR”	No broker non-votes (uninstructed shares may be voted in broker’s discretion)	No impact
Proposal 3 - ESPP Proposal	Majority of votes cast	“FOR” “AGAINST” “ABSTAIN”	“FOR”	No broker non-votes (uninstructed shares may be voted in broker’s discretion)	No impact

(1)
If you sign and submit your proxy card without indicating your voting instructions, your shares will be voted in accordance with the Board’s recommendation.

Will any other business be conducted at the Annual Meeting?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the persons named in the form of proxy card (the “proxy holders”) who you have authorized to represent you and vote your shares at the Annual Meeting will vote your shares in accordance with their best judgment.

Who will pay for the cost of the proxy solicitation?

We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners (i.e. shares held in street name) and will be reimbursed for their reasonable expenses.

PROPOSAL 1 - ELECTION OF DIRECTORS

Under our Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) and Amended and Restated Bylaws (the “Bylaws”), directors are elected each year at our annual meeting of stockholders to hold office for a term expiring at the next annual meeting of the stockholders of the Company and until his or her successor shall be elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal from office. The Company’s Bylaws specify that the number of directors constituting the Board shall be determined from time to time by resolution of the Board.

There are currently seven directors serving on the Board. Upon the recommendation of the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”), the Board has considered and nominated the following seven persons as director nominees, each to hold office until the 2027 annual meeting of the stockholders of the Company (subject to their earlier death, resignation, retirement, disqualification or removal from office): Zvi Alon, Tomer Babai, Joan C. Conley, Sagit Manor, Michael Splinter, Stanley Stern and John Wilson. All of the nominees are currently serving as directors of the Company.

It is intended that the proxies delivered pursuant to this solicitation will be voted by the proxy holders in favor of the election of Zvi Alon, Tomer Babai, Joan C. Conley, Sagit Manor, Michael Splinter, Stanley Stern and John Wilson, except where proxies bear contrary instructions. In the event that these director nominees should become unavailable for election due to any presently unforeseen reason, the proxy holders will have the right to use their discretion to vote for a substitute or substitutes.

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS IN 2026

The following information describes the offices held and other business directorships of each director nominee. Information regarding each nominee’s beneficial ownership of equity securities is shown under “Security Ownership of Certain Beneficial Owners and Management” below.

Zvi Alon, 74, has served as our Chief Executive Officer and as Chairman of the Board of Directors since the Business Combination. Previously, Mr. Alon served as the CEO of Legacy Tigo, a position he held since December 2013, and as Chairman, a position he held since May 2013. Mr. Alon has served as Chairman of Business Intelligence Associates, Inc., a private computer forensics and eDiscovery technology company, since 2014, and as Chairman of the California Israel Chamber of Commerce (the “CICC”), a not-for-profit, non-governmental membership-supported organization dedicated to strengthening business and trade relations between California and Israel, since 1995. Mr. Alon has had a successful business career over the last 30 years as an executive, partner, and advisor to various venture capital groups in high tech, clean tech, and real estate, including previously serving as Chairman, CEO and President of NetManage, Inc. from 1990 until its acquisition in 2008. He is a Co-Founder of the California Israel Angels, whose investment focus is driven by opportunities that combine activities in both California and Israel.

We believe that Mr. Alon is well qualified to serve on the Board because of his extensive executive management experience, his specific industry knowledge and his background in high-tech and clean-tech companies.

Tomer Babai, 42, has been a member of our Board of Directors since the Business Combination. Previously, he served as a member of Legacy Tigo’s Board since January 2021. As of 2023, Mr. Babai is a partner at a private consulting firm that provides advisory services regarding technology investments to the controlling shareholder of Clal Industries Ltd. and certain of its portfolio companies. Prior to that, Mr. Babai served as Vice President at ClalTech, a global investment group that specialized in investments in growth Israeli technology companies, a position he has held since 2017 and until 2022. Mr. Babai serves as a director or board observer on the board of directors of various technology companies such as Clal Biotechnology Industries (TASE: CBI), Otoma Ltd, Xtend Reality Expansion Ltd., and others. Prior to that, he served as a Senior Analyst at Clal Industries Ltd and worked as a senior consultant at PricewaterhouseCoopers (PwC) in its consulting services department, providing financial advice to leading companies on merger & acquisition, debt repayment, and valuation. Mr. Babai holds a BA in Accounting and Economics and a MSc in Finance (Cum Laude), both from Tel Aviv University and is a graduate of Harvard Business School’s Program for Leadership Development. Mr. Babai is a CPA in Israel.

We believe that Mr. Babai is qualified to serve on the board because of his expertise in the areas of accounting, finance, mergers and acquisitions, and capital markets.

Joan C. Conley, 69, has been a member of our Board of Directors since the Business Combination. Previously, she served as a member of Legacy Tigo’s Board since June 2021. Ms. Conley has served as a Senior Advisor on Corporate Governance at Nasdaq, Inc. since January 2021, following a 22-year career at Nasdaq as Senior Vice President and Corporate Secretary, where she was responsible for the Nasdaq Global Corporate Governance Program and the Nasdaq Global Ethics and Corporate Compliance Program and the Nasdaq Educational Foundation. Ms. Conley previously worked for 16 years at NASD (now FINRA) where she held leadership roles in Corporate Governance as Vice President and Corporate Secretary, and Human Resources as Vice President of Human Resources managing Employment, Compensation, Benefits and Employee Relations. She served as Lead Independent Director on the board of directors of EJF Acquisition Corp. from February 2021 through its business combination with Pagaya (NASDAQ: PGY) in July 2022. Ms. Conley holds a BA from Dominican University and an MS from Loyola University of Chicago. In 2024, Ms. Conley obtained a certification from Harvard University Executive Education Program on the use of AI in Corporate Strategy (Competing in the Age of AI).

We believe that Ms. Conley is well qualified to serve on the Board because of her expertise in the areas of public company governance, ethics and corporate compliance as well as environmental, social (including human capital management) and corporate governance issues affecting public companies.

Sagit Manor, 53, has been a member of our Board of Directors since January 2024. Currently, Ms. Manor serves as the Chief Financial Officer of Nayax Ltd. (Nasdaq & TASE: NYAX) (“Nayax”), a position she has held since June 2021. Prior to joining Nayax, Ms. Manor served as Chief Executive Officer and Chief Financial Officer of Nyotron Information Security Ltd. (“Nyotron”), from October 2017 to March 2021. Prior to Nyotron, Ms. Manor held multiple financial leadership positions at VeriFone Systems Inc., from November 2006 to October 2017, and most recently served as Vice President of Finance and Product Chief Financial Officer from January 2015 to October 2017. Ms. Manor has served on the board of directors of TAT Technology Ltd. (Nasdaq: TATT) since November 2025. Ms. Manor holds a Bachelor of Arts degree in Business and Accounting from the College of Management Academic Studies.

We believe that Ms. Manor is well qualified to serve on the Board because of her extensive executive experience and her expertise in the areas of financial operations and technology.

Michael Splinter, 75, has been a member of our Board of Directors since the Business Combination. Previously, he served as a member of Legacy Tigo’s Board since November 2013. He served as the Executive Chairman of Applied Materials from 2009 until his retirement in 2015 and was Chief Executive Officer from 2003 to 2013. Mr. Splinter is a 40-year veteran of the semiconductor industry and prior to joining Applied Materials was an executive at Intel Corporation for 20 years. Mr. Splinter has served on the board of directors of Nasdaq, Inc. (Nasdaq: NDAQ) since 2008 and served as its Chairman from 2017 to 2022. He has also served on the board of directors of Taiwan Semiconductor Manufacturing Company, Ltd. (NYSE: TSM) since 2015 and the board of directors of Kioxia Holdings Corporation since 2020. In addition, Mr. Splinter served on the board of directors of Gogoro Inc. (Nasdaq: GGR) from 2018 to 2024. He is a member of the National Academy of Engineers.

We believe that Mr. Splinter is well qualified to serve on the Board because of his experience leading a complex global technology business, extensive background in international public company governance at a Nasdaq-listed company and his management development, compensation and succession planning expertise.

Stanley Stern, 69, has been a member of our Board of Directors since the Business Combination. Previously, he served as a member of Legacy Tigo’s Board since 2015. Mr. Stern founded and has served as Managing Partner of Alnitak Capital, a merchant bank and strategic advisory firm, since 2013, with a focus on technology, health care and alternative energy. Mr. Stern has served as a member of the board of directors of the following public companies: AudioCodes, Ltd. (Nasdaq: AUDC) since 2012, Ormat Technologies, Inc. (NYSE: ORA) since November 2015, and Radware Ltd. (Nasdaq: RDWR) since September 2020. Mr. Stern has previously been on the board of directors of Ekso Bionics Holdings, Inc. (Nasdaq: EKSO) from 2015 to 2023, Tucows, Inc. (Chairman), Polypid Ltd., Odimo, Inc. SodaStream International Ltd., until its sale to Pepsico in 2018, Given Imaging Ltd until its sale to Medtronic, and Fundtech Inc. until its sale to Golda Thoma. Mr. Stern previously served in various positions at Oppenheimer & Co., from 1981 to 2000 and from 2004 until 2013, including as a Managing Director and Head of Investment Banking, Technology, Israeli Banking and FIG. He also held positions at Salomon Brothers, STI Ventures and C.E. Unterberg.

We believe that Mr. Stern is well qualified to serve on the Board because of his extensive experience with technology-based companies in the context of his experience with public markets, strategic planning and general investment banking experience.

John Wilson, 42, has been a member of our Board of Directors since the Business Combination. Previously, he served as a member of Legacy Tigo’s Board since December 2020. Mr. Wilson is a founding Partner of Energy Growth Momentum LLP, a position he has held since 2017. He also holds several non-executive roles in operating companies. He currently serves on the board of directors, amongst others, of Acoustic Data Ltd., a private oilfield technology company, since 2018, H2scan Incorporated, a private hydrogen sensor company, since 2019, Electrical Grid Monitoring Limited, a private powerline sensor company, since 2021, Power Survey and Equipment Limited, a private power quality monitoring business, since 2023 and Corinex Communications Corporation, a private utility network solution, since 2025. Mr. Wilson previously spent over 15 years in the investment banking and private equity industries, including roles at Simmons & Company, Lime Rock Partners and First Reserve. He holds a MA Joint Honours in Economics and International Relations and a Corporate Finance Diploma (CFQ) from ICAEW and CISI.

We believe that Mr. Wilson is well qualified to serve on the Board because of his entrepreneurial experience as founder of Energy Growth Momentum as well as his investment banking and financial services experience provides him with expertise in the areas of corporate finance, strategic planning and finance.

Directors are elected by a plurality of the votes cast for the election of each director at the Annual Meeting.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS

Overview

The Board of Directors (the “Board”) of the Company directs and oversees the management of the business and affairs of the Company and carries out its oversight responsibilities through meetings and actions of the Board and its three standing committees: the Audit Committee of the Board (the “Audit Committee”), the Compensation Committee of the Board (the “Compensation Committee”) and the Nominating and Corporate Governance Committee of the Board (the “Nominating and Governance Committee”), each of which operate under a written charter. The Board is currently comprised of seven individuals: Zvi Alon, Tomer Babai, Joan C. Conley, Sagit Manor, Michael Splinter, Stanley Stern and John Wilson.

The Company was originally incorporated in Delaware in 2019 under the name Roth CH Acquisition IV Co. (“ROCG”) for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more target businesses. On August 10, 2021, ROCG consummated its initial public offering (“IPO”), following which its securities began trading on the Nasdaq Stock Market. On December 5, 2022, ROCG, Roth IV Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of ROCG (“Merger Sub”), and Tigo Energy, Inc. (“Legacy Tigo”), entered into an Agreement and Plan of Merger, as amended on April 6, 2023 (the “Merger Agreement”), pursuant to which, among other transactions, on May 23, 2023 (the “Business Combination Closing”), Merger Sub merged with and into Legacy Tigo (the “Merger”), with Legacy Tigo surviving the Merger as a wholly-owned subsidiary of ROCG (the Merger, together with the other transactions described in the Merger Agreement, the “Business Combination”). In connection with the closing of the Business Combination, ROCG changed its name to “Tigo Energy, Inc.” All references to ROCG are to the Company prior to the Business Combination.

Director Independence and Independence Determinations

The Board has established guidelines (the “Corporate Governance Guidelines”) to assist it in making independence determinations for each director of our Board. The Corporate Governance Guidelines define an “independent director” consistently with the definition provided under the corporate governance requirements of the Nasdaq Stock Market LLC (collectively, the “Nasdaq Rules”). Under Nasdaq Rule 5605(a)(2), a director is not independent unless the Board affirmatively determines that he or she does not have a direct or indirect relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director of the Company. Directors who serve on the Audit Committee and Compensation Committee are subject to the additional independence requirements under applicable SEC rules and Nasdaq Rules.

It is the policy of the Board, upon the recommendation of the Nominating and Corporate Governance Committee, to make affirmative independence determinations for all directors at least annually in connection with the preparation of the Company’s proxy statement. In making independence determinations, the Board will broadly consider all relevant facts and circumstances in addition to the requirements of Nasdaq Rule 5605(a)(2).

The Nominating and Corporate Governance Committee undertook its annual review of director independence and made a recommendation to the Board regarding director independence. As a result of this review, the Board affirmatively determined that Mr. Babai, Ms. Conley, Ms. Manor, Mr. Splinter, Mr. Stern and Mr. Wilson are independent within the meaning of the Nasdaq Rules, including with respect to their respective committee service. For Mr. Splinter, the Board considered that his step-son has been employed with Tigo since 2021 in a non-officer position, as disclosed in “Certain Relationships and Related Person Transactions – Company.” The Board has determined that each member of the Audit Committee (Mr. Babai, Ms. Conley and Mr. Stern) is “independent” for purposes of service on the Audit Committee in accordance with Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that each member of the Compensation Committee (Ms. Conley, Mr. Splinter and Mr. Stern) is “independent” for purposes of service on the Compensation Committee in accordance with Section 10C(a)(3) of the Exchange Act.

Board Structure

The Board retains the flexibility to determine whether the roles of Chairman and CEO should be combined or separated based on what the Board believes is in the best interests of the Company at a given point in time. The Board believes that this flexibility is in the best interests of the Company and that a one-size-fits-all approach to corporate governance, with a mandated independent Chairman, would not result in better governance or oversight.

Currently, Mr. Alon holds both Chief Executive Officer and Chairman positions. We believe that combining the positions of Chief Executive Officer and Chairman helps to ensure that our Board and management act with a common purpose. In addition, we believe that a combined Chief Executive Officer and Chairman is better positioned to act as a bridge between management and our Board, facilitating the regular flow of information. We also believe that it is advantageous to have a chairperson with a significant history and an extensive knowledge of the Company, as is the case with Mr. Alon.

Executive Sessions

The Board regularly meets in executive session without any members of management present. Each of the standing committees of the Board also meets regularly in executive session without any members of management present.

Board Committees and Meetings

The following table summarizes the current membership of each of the standing committees of the Board.

	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Zvi Alon
Tomer Babai	X		X
Joan C. Conley	X	X	X (Chair)
Sagit Manor
Michael Splinter		X (Chair)	X
Stanley Stern	X (Chair)	X
John Wilson

For the year ended December 31, 2025 (“fiscal 2025”), there were 11 meetings of the Board, six meetings of the Audit Committee, three meetings of the Compensation Committee and three meetings of the Nominating and Corporate Governance Committee. During fiscal 2025, no incumbent member of the Board attended fewer than 75% of the aggregate of the total number of meetings of the Board and committees on which such director served (held during the period that such director served).

Our Corporate Governance Guidelines, which we adopted following the Business Combination Closing, provide that all directors are expected to attend all meetings of the Board, meetings of the committees of which they are members and are encouraged to attend the annual meeting of stockholders. Each of our directors attended our 2025 annual meeting of stockholders, which was held entirely online.

Audit Committee. All members of the Audit Committee are “independent” in accordance with the Nasdaq Rules and rules of the SEC applicable to boards of directors in general and audit committee members in particular. The Board has determined that each member of the Audit Committee (Mr. Babai, Ms. Conley and Mr. Stern) is “financially literate” within the meaning of the Nasdaq Rules because each member is able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. In addition, the Board has determined that Mr. Stern qualifies as an “Audit Committee financial expert” as defined by Item 407(d) of Regulation S-K, and therefore, also satisfy the “financial sophistication” requirement in accordance with Nasdaq Rule 5605(c)(2)(A). The Board reached its conclusion as to Mr. Stern’s qualifications based on, among other things, his formal education and previous and current experience in financial and accounting roles.

The duties and responsibilities of the Audit Committee include:

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appointing, compensating, retaining, evaluating, terminating and overseeing the Company’s independent registered public accounting firm;
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discussing with the Company’s independent registered public accounting firm their independence from management;
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reviewing with the Company’s independent registered public accounting firm the scope and results of their audit;
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pre-approving all audit and permissible non-audit services to be performed by the Company’s independent registered public accounting firm;
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overseeing the financial reporting process and discussing with management and the Company’s independent registered public accounting firm the interim and annual financial statements that the Company files with the SEC;
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reviewing and monitoring the Company’s accounting principles, accounting policies, financial and accounting controls and compliance with legal and regulatory requirements; and
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establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters.

With respect to our reporting and disclosure matters, the Audit Committee is also responsible for reviewing and discussing with the independent registered public accounting firm and management our annual audited financial statements and our quarterly financial statements prior to their inclusion in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q or other publicly disseminated materials in accordance with the applicable SEC rules and regulations.

The Audit Committee operates pursuant to a charter adopted by the Board. The Audit Committee Charter is available on the Corporate Governance page of the Company’s website, https://investors.tigoenergy.com. The Audit Committee met six times during fiscal 2025.

Compensation Committee. All members of the Compensation Committee (Ms. Conley, Mr. Splinter and Mr. Stern) are “independent” in accordance with the Nasdaq Rules and SEC rules applicable to boards of directors in general and compensation committees in particular. In addition, all members of the Compensation Committee qualify as “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act.

The Compensation Committee is responsible for reviewing and overseeing our compensation policies and practices, and meets regularly throughout the year to review and discuss, among other items, our compensation strategy, policies, plans, programs, and compliance with rules and best practices. The Compensation Committee’s responsibilities include, among other things:

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reviewing and setting or making recommendations to the Board regarding the compensation of the Company’s executive officers;
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making recommendations to the Board regarding the compensation of the Company’s directors;

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reviewing and approving or making recommendations to the Board regarding the Company’s incentive compensation and equity-based plans and arrangements; and
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appointing and overseeing any compensation consultants.

The Compensation Committee did not engage a compensation consultant during the 2025 fiscal year.

The Compensation Committee operates pursuant to a written charter adopted by the Board. The Compensation Committee Charter is available on the Corporate Governance page of the Company’s website, https://investors.tigoenergy.com. The Compensation Committee met three times during fiscal 2025.

Nominating and Corporate Governance Committee. All members of the Nominating and Corporate Governance Committee (Mr. Babai, Ms. Conley and Mr. Splinter) are “independent” in accordance with the Nasdaq Rules. The duties and responsibilities of the Nominating and Corporate Governance Committee primarily include assisting the Board in its responsibilities with respect to, among other things:

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identifying, evaluating and selecting, and making recommendations to the Board regarding nominees for election to the Board and its committees; evaluating the performance of the Board and of individual directors; considering and making recommendations to the Board regarding the composition of the Board and its committees; reviewing developments in corporate governance practices; and evaluating the adequacy of the corporate governance practices and reporting; and
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developing, and making recommendations to the board regarding corporate governance guidelines and matters.

In evaluating a person’s candidacy for membership on the Board, the Nominating and Corporate Governance Committee considers a number of qualifications relating to management and leadership experience, background, integrity and professionalism. The Nominating and Corporate Governance Committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members.

In addition, the Nominating and Corporate Governance Committee and the Board include diversity, which is broadly construed to mean a variety of identities, perspectives, personal and professional experiences and backgrounds, as well as other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on the Board, among the criteria that they consider in connection with selecting candidates for the Board. While neither the Board nor the Nominating and Corporate Governance Committee has a formal diversity policy, the Board and the Nominating and Corporate Governance Committee consider the diversity of the Board’s composition and believe that the Board should represent the balanced, best interests of the stockholders as a whole rather than special interest groups or constituencies.

The Nominating and Corporate Governance Committee considers the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. The Nominating and Corporate Governance Committee is responsible for conducting appropriate inquiries into the backgrounds and qualifications of potential director candidates and their suitability for service on our Board.

The Nominating and Corporate Governance Committee will evaluate director candidates recommended by stockholders in the same manner in which the Nominating and Corporate Governance Committee evaluates any other director candidate. Any such recommendation should be submitted to the Secretary in writing and should include any supporting material the stockholder considers appropriate in support of that recommendation, but must include information that would be required under the rules of the SEC to be included in a proxy statement soliciting proxies for the election of such candidate and a written consent of the candidate to serve as one of our directors if elected. Stockholders wishing to propose a candidate for consideration may do so by submitting the above information to the attention of the Corporate Secretary, 983 University Avenue, Suite B, Los Gatos, California 95032. All recommendations for nomination received by the Secretary that satisfy the requirements under the Bylaws relating to such director nominations will be presented to the Board for its consideration. Stockholders must also satisfy the notification, timeliness, consent and information requirements set forth in the Bylaws. These requirements are also described under the section entitled “Stockholder Proposals for the 2026 Annual Meeting of Stockholders.”

The Nominating and Corporate Governance Committee considers evolving corporate governance best practices applicable to the Company, recognizing the importance of maintaining governance practices that promote the values of accountability and responsiveness to its stockholders while also maintaining corporate governance standards that are appropriate in light of the Company’s size and scale and that support its focus on returning long-term value to stockholders. The Nominating and Corporate Governance Committee also considers the fact that the Company has only been a public company for less than three years and the importance of the Company’s ability to focus on maximizing stockholder value. The Nominating and Corporate Governance Committee will continue to monitor trends in corporate governance best practices that it believes are appropriate for the Company to adopt, in light of the current circumstances of the Company, taking into consideration its size and scale, and may in the future recommend changes to the Board with respect to the Company’s corporate governance practices that it deems are appropriate and in the best interests of its stockholders at such time.

The Nominating and Corporate Governance Committee operates pursuant to a written charter adopted by the Board. The Nominating and Corporate Governance Committee Charter is available on the Corporate Governance page of the Company’s website, https://investors.tigoenergy.com. The Nominating and Corporate Governance Committee met three times during fiscal 2025.

Code of Business Conduct and Ethics and Corporate Governance Guidelines

Corporate Governance Guidelines. To further our commitment to sound governance, our Board has adopted the Corporate Governance Guidelines to ensure that the necessary policies and procedures are in place to facilitate the Board’s review and make decisions with respect to the Company’s business operations that are independent from management. The Corporate Governance Guidelines set forth the practices regarding Board and committee composition, selection and performance evaluations; Board meetings; director qualifications and expectations, including with respect to continuing education obligations; and management succession planning, including for the CEO. The Corporate Governance Guidelines are available on the Corporate Governance page of the Company’s website at https://investors.tigoenergy.com/corporate-governance/documents-charters.

Limitations on Other Board Service. In addition, our Corporate Governance Guidelines place limits on outside board service. It is expected that, without specific approval from the Board, no director will serve on more than four public company boards (including the Company’s Board). In addition, directors who also serve as CEOs generally should not serve on more than two outside public company boards.

Resignation Upon Change in Circumstances and Conflicts of Interest. In addition, in the event of a significant change in a director’s professional or personal circumstance, including a situation that could result in negative attention for the Company, a director shall promptly tender his or her offer of resignation from the Board and all committees. The Nominating and Governance Committee shall assess the appropriateness of such director remaining on the Board and shall recommend to the Board the action, if any, to be taken with respect to a director’s offer to resign. Our directors are expected to avoid any action, position or interest that conflicts with the interests of the Company or gives the appearance of a conflict. If a director becomes aware of actual or potential conflict of interest, the director will report all facts regarding the matter to the Board. Any material conflicts that are not only temporary must be resolved or the director should resign.

Code of Business Conduct and Ethics. We maintain a Code of Business Conduct and Ethics (the “Code of Conduct”) that is applicable to all of our directors, officers and employees, including our CEO, CFO and other members of management. The Code of Conduct sets forth standards of ethical business conduct, including conflicts of interest, compliance with applicable laws, rules and regulations, timely and truthful disclosure, protection and proper use of our assets and reporting mechanisms for illegal or unethical behavior. The Code of Conduct also satisfies the requirements for a code of ethics as defined by Item 406 of Regulation S-K promulgated by the SEC. If the Company were ever to amend or waive any provision of the Code of Conduct that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer or any person performing similar functions, the Company intends to satisfy its disclosure obligations, if any, with respect to any such waiver or amendment by posting such information on its website set forth above rather than by filing a Current Report on Form 8-K. Amendments to the Code of Conduct must be approved by our Board and will be promptly disclosed (other than technical, administrative or non-substantive changes) on our website. The Code of Conduct is available on the Corporate Governance page of the Company’s website, https://investors.tigoenergy.com/corporate-governance/documents-charters.

Stockholder Communications with the Board

Stockholders may communicate with our Board, or to specific individual directors of the Board, including any then serving as Chairperson, or Chairperson of the Audit, Compensation or Nominating and Corporate Governance Committees, or to the independent directors as a group, by addressing such communications to the Corporate Secretary, 983 University Avenue, Suite B, Los Gatos, California 95032. The Secretary will forward such communications upon receipt as appropriate.

Hedging and Pledging Policy

Pursuant to the Company’s Compliance with United States Federal Securities Laws Regarding Insider Trading: Security Trading Policy (the “Insider Trading Policy”), all directors, officers and employees of the Company, together with its subsidiaries and affiliates reported on a consolidated basis, are prohibited from entering into hedging, monetization transactions or similar arrangements with respect to Company securities, holding Company securities in a margin account or pledging Company securities as collateral for a loan.

Insider Trading Policy

We have adopted insider trading policies and procedures which are set forth in our Insider Trading Policy governing the purchase, sale, and other dispositions of the Company’s securities by directors, officers, employees and controlling shareholders that are reasonably designed to promote compliance with insider trading laws, rules and regulations. It is also the policy of the Company to comply with all applicable securities laws when transacting in its own securities. For more information, see the full text of our Insider Trading Policy, which is filed as Exhibit 19.1 to our Annual Report on Form 10-K.

Board’s Role in Risk Oversight

As part of our Board’s meetings, our Board assesses the risks faced by the Company in executing its business plans on an ongoing basis. Such risks include financial, technological and cybersecurity exposures and competitive and operational risks and exposures. The Board reviews and assesses the steps management has taken or plans to take with respect to these exposures.

Our Board dedicates time to review and consider the relevant risks that need to be addressed. In addition to the full Board, the Audit Committee plays an important role in the oversight of the Company’s policies with respect to financial risk assessment and risk management. In particular, the Audit Committee reviews and discusses with management any significant risks or exposures, including financial risk exposures, with respect to risk assessment and risk management and assesses any steps taken to monitor and control such risks. In addition, the Audit Committee regularly receives updates from management on our cybersecurity risks and the measures the Company is taking to mitigate such risks. The Compensation Committee is charged with reviewing our compensation policies and procedures to determine if they are likely to have a material adverse impact on the Company, and take such determinations into account in discharging its responsibilities. The Nominating and Corporate Governance Committee is responsible for overseeing risk related to our governance processes. Each of the Board’s Committees reports its findings to the full Board for consideration.

Our Board’s role in risk oversight at the Company is consistent with the Company’s leadership structure, with the CEO and other members of senior management having responsibility for assessing and managing the Company’s risk exposures, and our Board and its committees providing oversight in connection with those efforts and attempts to mitigate identified risks.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires executive officers, directors and persons who beneficially own more than 10% of a company’s common stock to file initial reports of ownership (Form 3) and reports of changes in ownership (Forms 4 and 5) with the SEC. Based solely on our review of copies of such reports and on written representations from our executive officers and directors, we believe that our executive officers, directors and 10% stockholders complied with all Section 16(a) filing requirements during our fiscal year ended December 31, 2025, with the exception of (i) one Form 4 for Jing Tian filed on August 21, 2025 to report the disposition of 6,730 shares of common stock withheld to satisfy tax withholding obligations arising out of the vesting of RSUs on August 11, 2025; (ii) one Form 4 for Michael Splinter filed on August 11, 2025 to report the disposition of 11,668 shares of common stock on August 6, 2025 in connection with a buy and hold exercise of stock options; (iii) one Form 4 for Zvi Alon filed on August 21, 2025 to report the disposition of 26,916 shares of common stock on August 11, 2025 withheld to satisfy tax withholding obligations arising out of the vesting of RSUs; (iv) one Form 4 for Bill Roeschlein filed on August 21, 2025 to report the disposition of 12,283 shares of common stock on August 11, 2025 withheld to satisfy tax withholding obligations arising out of the vesting of RSUs; and (v) one Form 4 for James (JD) Dillon filed on August 21, 2025 to report the disposition of 6,730 shares in common stock on August 11, 2025 withheld to satisfy tax withholding obligations arising out of the vesting of RSUs.

Stock Ownership Guidelines

Beginning in fiscal 2024, we adopted stock ownership guidelines intended to align further the interests of our executive officers and non-employee directors with those of our stockholders. The guidelines require covered roles to hold our Common Stock (including Common Stock held in trust, by certain family members or in the Company’s 401(k) plan and stock derived from the vesting of restricted stock units, restricted stock awards and performance stock units or other performance stock awards, but excluding stock underlying options or stock appreciation rights) worth a value expressed as a multiple of their salary. For our CEO, the multiple is five times his annual base salary, for our CFO, the multiple is three times his annual base salary, for all other executive officers the multiple is two times their annual base salary, and for non-employee directors, the multiple is two times their annual cash retainer.

Each of our executive officers and directors is required to meet these ownership levels by five years after his or her initial designation as an executive officer or director, as applicable, of the Company (or, for those executive officers and directors serving at the time of adoption of these ownership guidelines, within five years after such adoption). Until reaching the required ownership level, our executive officers and directors are required to retain at least 100% of the shares, net of applicable tax withholding and the payment of any exercise or purchase price (if applicable), received pursuant to equity awards granted as compensation from the Company. As of April 1, 2026, all of our current executive officers and directors had timely met the stock ownership requirement or were within the five-year grace period to come into compliance with it.

Clawback Policy

We maintain a clawback policy as required by the rules of Nasdaq. Our clawback policy covers each of our current and former executive officers. The policy provides that, subject to the limited exemptions provided by the Nasdaq rules, if the Company is required to restate its financial results due to material noncompliance with financial reporting requirements under the securities laws, the Compensation Committee must reasonably promptly seek recovery of any cash- or equity-based incentive compensation (including vested and unvested equity) paid or awarded to the executive officer, to the extent that the compensation (i) was based on erroneous financial data and (ii) exceeded what would have been paid to the executive officer under the restatement. Recovery applies to any such excess cash- or equity-based bonus/other incentive compensation received by any covered executive officer, while he/she was an executive officer, on or after October 2, 2023 during the three completed fiscal years immediately preceding the date on which the Company determines an accounting statement is required. For more information, see the full text of our clawback policy, which is filed as Exhibit 97.1 to our Annual Report on Form 10-K.

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Appointment of Independent Registered Public Accounting Firm

The Audit Committee is solely responsible for the appointment, evaluation, compensation, retention, and, if appropriate, termination of the independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report of the Company’s financial statements. The Audit Committee has selected Deloitte to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

Stockholder approval is not required to appoint Deloitte as the independent registered public accounting firm for the fiscal year ending December 31, 2026. Our Board believes, however, that submitting the appointment of Deloitte to the stockholders for ratification is a matter of good corporate governance. If our stockholders fail to ratify the selection, it will be considered as notice to the Board and the Audit Committee to consider the selection of a different firm. Even if the appointment is ratified, our Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines such a change would be in our best interests. The ratification of the appointment of Deloitte as our independent registered public accounting firm requires the affirmative vote of a majority of the outstanding shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting.

Representatives of Deloitte are expected to be present at the Annual Meeting and will have the opportunity to make a statement as they desire and are expected to be available to respond to appropriate questions from stockholders.

Audit Fees

The following table sets forth the aggregate fees billed to us for the fiscal years ended December 31, 2025 and 2024 by Deloitte:

	2025	2024
Audit Fees(1)	$1,356,228	$1,397,625
Audit-Related Fees(2)	—	—
Tax Fees(3)	42,916	114,728
All Other Fees(4)	1,895	1,895
Total:	$1,401,039	$1,514,248

(1)
Audit Fees consist of fees for professional services provided primarily in connection with the annual audit of our consolidated financial statements, quarterly reviews and statutory audits.
(2)
Audit-Related Fees represent the aggregate fees billed for assurance and other services related to the performance of the audit or review of our consolidated financial statements and that are not reported under paragraph (1) above.
(3)
Tax Fees represent the aggregate fees billed for international tax compliance, tax advice, and tax planning services.
(4)
All Other Fees represent fees billed for all other services, including an annual license for access to an accounting standards research tool.

Audit Committee Pre-Approval Procedures for Independent Registered Public Accounting Firm

The Audit Committee has sole authority to engage and determine the compensation of our independent registered public accounting firm. The Audit Committee also is directly responsible for evaluating the independent registered public accounting firm, reviewing and evaluating the lead partner of the independent registered public accounting firm and overseeing the work of the independent registered public accounting firm. In addition, and pursuant to its charter and the Company’s Audit Committee Pre-Approval Policy, the Audit Committee annually reviews and pre-approves the audit services to be provided by Deloitte, and also reviews and pre-approves the engagement of Deloitte for the provision of other services during the year, including other audit and audit-related, tax and other permitted non-audit services. For each proposed service, the Company’s management and the independent registered public accounting firm are required to jointly submit to the Audit Committee a detailed list of the specific audit, other audit and audit-related and permitted non-audit services for the Audit Committee to make a determination as to whether the provision of such services would impair the independent registered public accounting firm’s independence, and whether the fees for the services are appropriate.

All of the services performed by Deloitte were pre-approved by the Audit Committee.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF Deloitte & Touche LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL 3 - APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN

The Background of the Employee Stock Purchase Plan

Our board of directors has approved, subject to approval by our stockholders at the 2026 Annual Meeting, the adoption of the Tigo Energy, Inc. Employee Stock Purchase Plan (the “ESPP”). Subject to approval of our stockholders, the ESPP will become effective as of March 25, 2026. If the ESPP is approved by stockholders, the Company will be authorized to provide eligible employees with an opportunity to request payroll deductions to purchase a number of our Common Stock (“Shares”) at a discount and in an amount determined in accordance with the ESPP’s terms. A copy of the ESPP is attached to this proxy statement as Annex A.

Purpose of the ESPP

The purpose of the ESPP is to provide a broad-based employee benefit to attract the services of new employees, to retain the services of existing employees, and to provide incentives for such individuals to exert maximum efforts toward our success by purchasing Shares on favorable terms and to pay for such purchases through payroll deductions. The Company believes by providing eligible employees with an opportunity to increase their proprietary interest in the success of the Company, the ESPP will motivate recipients to offer their maximum effort to the Company and help focus them on the creation of long-term value consistent with the interests of our stockholders.

As of April 6, 2026, approximately 150 employees would have been eligible to participate in the ESPP, including all five of our executive officers.

Based solely on the closing price of our common stock as reported by the NASDAQ Stock Market LLC on March 25, 2026, the maximum aggregate market value of the 1,000,000 Shares that could potentially be issued under the ESPP is approximately $4,340,000.

Reasons for the Approval of the ESPP Proposal

Stockholder approval of the ESPP is necessary in order for the Company to satisfy the stockholder approval requirements under Section 423 of the Code.

Consequences if the ESPP Proposal is Not Approved

If the ESPP Proposal is not approved by our stockholders, the ESPP will not become effective and employees of the Company will not be able to purchase Shares under the ESPP. Additionally, the Company believes its ability to recruit, retain and incentivize top talent will be adversely affected if the ESPP Proposal is not approved.

Summary of the ESPP’s Material Terms and Features

The following summary of the principal features of the ESPP is qualified by reference to the terms of the ESPP, which summary is qualified in its entirety by the full text of the ESPP, a copy of which is attached to this proxy statement as Annex A. Our stockholders are being asked to approve the ESPP as presented. If the terms of the ESPP are materially amended in a manner that would require stockholder approval under Section 423 of the Code, stockholders will be asked to approve such material amendment.

General. The ESPP has two components: the Section 423 Component and the Non-Section 423 Component (each defined below). The ESPP authorizes the grant of options that are intended to qualify for favorable US federal tax treatment under Section 423 of the US Internal Revenue Code (the “Code”) (the “Section 423 Component”), as well as options that are not intended to be tax-qualified under Section 423 of the Code (the “Non-Section 423 Component”), which will generally be granted to non-US employees (as further explained below under the heading “Summary of the ESPP’s Material Terms and Features — International Participation”). During regularly scheduled “offerings” under the ESPP, participants will be able to request payroll deductions and then expend the accumulated deduction to purchase a number of Shares at a discount and in an amount determined in accordance with the ESPP’s terms.

Shares Available for Issuance. The maximum number of Shares reserved for issuance under the ESPP is limited to 1,000,000 Shares upon the effective date of the ESPP. The reserved shares will be used to fund stock purchases under both the Section 423 Component and the Non-Section 423 component of the ESPP. The Shares issuable under the ESPP may be made available from treasury shares, shares purchased on the open market, and newly authorized shares. If this Proposal 3 receives the requisite stockholder approval, the Company intends to register the Shares available for issuance under the ESPP on a registration statement on Form S-8 under the Securities Act as soon as reasonably practicable following receipt of approval.

Administration. Our ESPP will be administered by the Compensation Committee, which will have the authority to take any actions necessary or desirable for the administration of the ESPP, including adopting sub-plans applicable to particular participating subsidiaries or locations, which sub-plans may be designed to be outside the scope of Section 423 of the Code, or special rules applicable to participants in particular participating subsidiaries or particular locations. The Compensation Committee may change the minimum amounts of compensation (as defined in the ESPP) for payroll deductions, the frequency with which a participant may elect to change his or her rate of payroll deductions, the dates by which a participant is required to submit an enrollment form and the effective date of a participant’s withdrawal from the ESPP due to a termination or transfer of employment or change in employment status. The Compensation Committee may delegate some or all of its authority to the extent permitted by law to one or more officers of the Company or one or more committees of the Board.

Eligibility. Eligible participants in the ESPP generally include employees of ours or our subsidiaries that are designated by the Compensation Committee as eligible subsidiaries in the ESPP, who have been employed by us or a participating subsidiary for at least 6 months and (1) who do not own 5% or more of the total combined voting power or value of our stock, (2) whose customary employment is for more than 20 hours per week, and (3) whose customary employment is for more than five months in any calendar year. An eligible employee will not be granted an option under the Section 423 Component if such grant would permit the employee to purchase our and our subsidiaries’ stock at a rate that exceeds $25,000 of the fair market value of the stock for each calendar year in which such option is outstanding at any time. The Compensation Committee may also exclude from participating in the Section 423 Component any employee who is a citizen or resident of a non-US jurisdiction, if their participation would be prohibited under the laws of that jurisdiction or cause the ESPP to violate the requirements of Section 423 of the Code. Any such exclusion of non-US employees is applied in an identical manner to all similar situated employees. In addition, with respect to the Non-Section 423 Component, eligibility may be further limited by applicable local law and the Compensation Committee may only designate some employees of a designated subsidiary as eligible employees. As of April 6, 2026, we had approximately 150 employees who would have been eligible to participate in the ESPP, including all five of our executive officers. Non-employee directors are not eligible to, and do not, participate in the ESPP.

Grant and Exercise of Options. Each participant will be granted, on the first trading day of each offering period, an option to purchase, on the last trading day of the offering period, a number of Shares determined by dividing the participant’s accumulated payroll deductions by the applicable purchase price. The purchase price for the option will equal to 85% of the fair market value of a Share on the purchase date. A participant’s option will be exercised automatically on the purchase date to purchase the maximum number of whole Shares that can be purchased with the amounts in the participant’s notional account.

Withdrawal. Participants may withdraw from an offering at any time prior to the last day of the offering period by submitting a revised enrollment form indicating his or her election to withdraw at least 15 days before the purchase date. The accumulated payroll deductions held on behalf of the participant in his or her notional account will be paid to the participant promptly following receipt of the participant’s revised enrollment form indicating their election to withdraw, and the participant’s option will be automatically terminated.

Termination of Employment; Change in Employment Status; Transfer of Employment. On termination of a participant’s employment for any reason, or a change in the participant’s employment status following which the participant is no longer an eligible employee, the participant will be deemed to have withdrawn from the ESPP effective as of the date of such termination of employment or change in status, the accumulated payroll deductions remaining in the participant’s notional account will be returned to the participant, and the participant’s option will be automatically terminated.

Over-subscribed Offerings. If the Compensation Committee determines that, on a particular purchase date, the number of Shares with respect to which options are to be exercised either exceeds the number of Shares available under the ESPP or the Offering Period Limit, the Shares will be allocated pro rata in a uniform manner as practicable and as the Compensation Committee deems equitable.

Adjustments Upon Changes in Capitalization; Corporate Transactions. In the event of any dividend or other distribution, recapitalization, stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares or other securities of our company or other change in our company’s structure affecting our common stock, then in order to prevent dilution or enlargement of the benefits intended to be made available under the ESPP, the Compensation Committee will make equitable adjustments to the number and class of Shares that may be issued under the ESPP, the purchase price per Share, and the number of Shares covered by each outstanding option.

In the event of a corporate transaction (as defined in the ESPP), each outstanding option will be assumed (or an equivalent option substituted) by the successor corporation or a parent or subsidiary of such successor corporation. If the successor corporation refuses to assume or substitute such option, the offering period will be shortened by setting a new purchase date on which the offering period will end. The new purchase date for the offering period will occur before the date of the corporate transaction.

Dissolution or Liquidation. Unless otherwise determined by the Compensation Committee, in the event of a proposed dissolution or liquidation of our company, any offering period in progress will be shortened by setting a new purchase date and the offering period will end immediately prior to the proposed dissolution or liquidation. Participants will be provided with written notice of the new purchase date and that the participant’s option will be exercised automatically on such date, unless before such time, the participant has withdrawn from the offering.

Amendment and Termination. The Compensation Committee may, in its sole discretion, amend, suspend or terminate the ESPP at any time and for any reason. The Compensation Committee may elect, upon termination of the ESPP, to terminate any outstanding offering period either immediately or once Shares have been purchased on the next purchase date or permit the offering period to expire in accordance with its terms.

International Participation. To provide the Company with greater flexibility in structuring the Company’s equity compensation programs for the Company’s non-U.S. employees, the ESPP permits the Company to grant employees of the Company’s non-U.S. subsidiary entities rights to purchase Shares pursuant to other offering rules or sub-plans adopted by the Compensation Committee in order to achieve tax, securities law or other compliance objectives. While the Section 423 Component of the ESPP is intended to be a qualified “employee stock purchase plan” within the meaning of Code Section 423, any such international sub-plans or offerings are not required to satisfy those U.S. tax code requirements and therefore may have terms that differ from the ESPP terms applicable in the U.S. However, the international sub-plans or offerings are subject to the ESPP terms limiting the overall Shares available for issuance, the maximum payroll deduction rate, maximum purchase price discount and maximum offering period length.

Certain Federal Income Tax Consequences of Participating in the ESPP

The following brief summary of the effect of U.S. federal income taxation upon the participant and the Company with respect to the Shares purchased under the ESPP does not purport to be complete and does not discuss the tax consequences of a participant’s death or the income tax laws of any state or non-U.S. jurisdiction in which the participant may reside. The summary does not discuss all aspects of federal or local income taxation that may be relevant in light of a participant’s personal circumstances. This summarized tax information is not tax advice and a recipient of an award should rely on the advice of his or her own legal and tax advisors.

As described above, the ESPP has a Section 423 Component and a Non-Section 423 Component. U.S. participants are eligible only to participate in the Section 423 Component and as such, the right of U.S. participants to make purchases under the ESPP, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the Shares purchased under the ESPP are sold or otherwise disposed of. Upon sale or other disposition of the Shares, the participant generally will be subject to tax in an amount that depends upon whether the sale occurs before or after expiration of the holding periods described in the following sentence. If the Shares are sold or otherwise disposed of more than two years from the first day of the applicable offering and one year from the applicable date of purchase, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the Shares at the time of such sale or disposition over the purchase price, or (b) the excess of the fair market value of a Share on the offering date that the right was granted over the purchase price for the right as determined on the offering date. Any additional gain will be treated as long-term capital gain. If the Shares are sold or otherwise disposed of before the expiration of either of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the Shares on the date the Shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on how long the Shares have been held from the date of purchase.

The Company generally is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of Shares prior to the expiration of the holding periods described above.

New Plan Benefits

Purchase rights are subject to an eligible employee’s discretion, including an employee’s decision not to participate in the ESPP, and awards under the ESPP are not determinable. Directors who are not employees are not eligible to participate in, and will not receive any benefit under, the ESPP.

Interests of Certain Persons in this Proposal

Our executive officers, including our Chief Executive Officer, who is also a director, will be eligible to participate in the ESPP if this Proposal 3 is approved. When you consider the recommendation of our Board in favor of approval of the ESPP, you should keep in mind that certain of executive officers and employee directors may have interests that are different from, or in addition to, your interests as a stockholder.

Vote Required for Approval

The approval of the ESPP proposal will require the affirmative vote of a majority of the voting power of the issued and outstanding shares of the Company’s common stock represented in person (including virtually) or by proxy and entitled to vote at the annual meeting.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ESPP.

AUDIT COMMITTEE REPORT

The Audit Committee consists solely of independent directors, as required by and in compliance with SEC rules and regulations and the Nasdaq Rules. The Audit Committee operates pursuant to a written charter adopted by the Board.

The audit committee provides assistance to our Board in fulfilling its legal and fiduciary obligations in matters involving our accounting, auditing, financial reporting and legal compliance functions by approving the services performed by our independent registered public accounting firm and reviewing their reports regarding our accounting practices and systems of internal accounting controls. The audit committee also oversees the audit efforts of our independent registered public accounting firm and takes those actions as it deems necessary to satisfy itself that the independent registered public accounting firm is independent of management.

The Audit Committee has reviewed and discussed the Company’s audited financial statements as of and for the year ended December 31, 2025 with management and the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”). In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence.

Based on the review and discussions described above, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the SEC.

Submitted by the Audit Committee of the Company’s Board.

Stanley Stern, Chair

Tomer Babai

Joan C. Conley

The foregoing Audit Committee Report shall not be deemed to be soliciting material or be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Exchange Act, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed to be filed with the SEC under the Securities Act or the Exchange Act.

EXECUTIVE OFFICERS

The following table sets forth the name, age and position(s) of each of our executive officers. For information on Mr. Alon, see “Nominees for Election to the Board of Directors in 2026” under Proposal No. 1 – Election of Directors. The ages of the executive officers of the Company indicated in this section are as of April 6, 2026. Our executive officers are appointed by, and serve at the discretion of, our Board. There are no family relationships among our directors and executive officers. Our executive officers, who are not also directors, as well as certain officers, are listed below.

Name	Age	Position
Zvi Alon	74	Chief Executive Officer and Chairman of the Board of Directors
Bill Roeschlein	56	Chief Financial Officer
Anita Chang	52	Chief Operating Officer
Jing Tian	62	Chief Revenue Officer and Chief Growth Officer
James (JD) Dillon	54	Chief Marketing Officer

Bill Roeschlein has served as our Chief Financial Officer since the Business Combination. Previously, Mr. Roeschlein served as Chief Financial Officer of Legacy Tigo, a position he held since June 2022. He has over 30 years’ experience in the financial sector, including more than 10 years as a public company CFO. Mr. Roeschlein previously served as Chief Financial Officer of Nanosys Inc., from June 2021 to June 2022. Before that, he served as Chief Financial Officer of Perceptron, Inc. from January 2020 to June 2021 and as an acquisition integration advisor from June 2021 to December 2021. Previously, Mr. Roeschlein served in various capacities at Intermolecular, Inc., including VP of Finance and Chief Financial Officer, from August 2015 to December 2019. Mr. Roeschlein holds a B.A. degree from UCLA, an M.B.A. from Cornell University and is a licensed Certified Public Accountant in the State of California.

Anita Chang has served as our Chief Operating Officer since October 2024. Previously, Ms. Chang served as the Senior Vice President of Global Manufacturing Operations of Tigo from May 2023 to October 2023, the Chief Operating Officer of Tigo from July 2020 to May 2023, and the Vice President of Operations & General Manager, China, at Tigo from 2015 to 2020. Ms. Chang was responsible for leading Tigo’s product delivery and fulfillment obligations worldwide. Ms. Chang came to Tigo with more than 17 years of experience in global Sales, Engineering, Quality Assurance, Product Management and Supplier Management roles across the consumer devices, optical storage, touch solutions, and data communication industries. Previously, Ms. Chang held various leadership positions at TE Connectivity, Quanta Storage Inc., and Taiwan Video & Monitor Corp. (part of TPK group).

Jing Tian has served as our Chief Growth Officer since the Business Combination and as our Chief Revenue Officer since January 2025. Previously, she served as the Chief Growth Officer of Legacy Tigo since February 2021. Ms. Tian previously served as General Manager at Ginlong Technologies USA from April 2020 to February 2021 and as Country Manager at Shift Energy LLC from October 2018 to April 2020. Prior to that, Ms. Tian spent over five years at Trina Solar, where she served as Head of Global Marketing from May 2013 to April 2017 and as President, North American Region from April 2017 to September 2018. She has a fifteen-year track record of technical and business success at companies such as Credence, Solfocus, Shift Energy, and Trina Solar. Her past twelve years have been spent in the solar industry, focused on the profitable growth of equipment manufacturers across the PV ecosystem. She launched the TrinaSmart Module with Tigo while at Trina Solar.

James (JD) Dillon has served as our Chief Marketing Officer since the Business Combination. Previously, he served as the Chief Marketing Officer of Legacy Tigo since November 2020. Prior to joining Tigo, Mr. Dillon served as Vice President of Marketing & Pricing at Enphase Energy a supplier of solar microinverters to the PV industry, from July 2017 to October 2020. His experience spans the U.S. Armed Forces, semiconductors, solid-state drives, solar inverters and batteries. His functional leadership has impacted pricing, new product introduction, customer experience, and communications at all levels.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows information with respect to the beneficial ownership of our Common Stock as of March 24, 2026, the Record Date, for:

•
each person known to us to own beneficially 5% or more of our outstanding Common Stock;
•
each of our directors or director nominees;
•
each of our named executive officers; and
•
all of our directors and executive officers as a group.

As of March 24, 2026 there were 75,859,828 shares of our Common Stock outstanding. Except as indicated by footnote and subject to community property laws where applicable, to our knowledge, the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them:

The amounts and percentages of shares beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

NAME OF BENEFICIAL OWNER	NUMBER OF SHARES OF COMMON STOCK	% OF COMMON STOCK
DIRECTORS, DIRECTOR NOMINEES, NAMED EXECUTIVE OFFICERS AND 5% STOCKHOLDERS(1)
Zvi Alon(2)	16,012,474	21.1%
Bill Roeschlein(3)	364,181	*
James (JD) Dillon(4)	220,786	*
Tomer Babai(5)	277,892	*
Joan C. Conley(6)	347,897	*
Sagit Manor(7)	333,550	*
Michael Splinter(8)	1,780,377	2.3%
Stanley Stern(9)	497,273	*
John Wilson	—	—
All Directors and Executive Officers as a group (11 individuals)	20,194,164	26.6%

Five Percent Holders:
Alon Ventures, LLC(10)	12,689,306	16.7%
Energy Growth Momentum II LP(11)	9,133,224	12.0%
Tigo SPV LP(12)	5,208,625	6.9%
Clal Industries Ltd(13)	4,057,315	5.3%

* Less than one percent

(1)
Unless otherwise noted, the business address of each of the following individuals is c/o Tigo Energy, Inc. 983 University Avenue, Suite B, Los Gatos, California 95032.
(2)
Consists of: (i) 747,988 shares of Common Stock, (ii) 800,354 shares of Common Stock underlying stock options (iii) 12,689,306 shares of Common Stock held by Alon Ventures, LLC, a California limited liability company (“Alon Ventures”), for which Mr. Alon may be deemed to have voting or investment power over such securities, and (iv) 1,774,826 shares of Common Stock held by the Zvi and Ricki Alon Trust U/A/D June 29, 2017, for which Mr. Alon serves as Trustee and exercises investment decisions with respect to such securities.
(3)
Consists of: (i) 131,184 shares of Common Stock and (ii) 232,997 shares of Common Stock underlying stock options.

(4)
Consists of: (i) 59,736 shares of Common Stock and (ii) 161,050 shares of Common Stock underlying stock options.
(5)
Consists of: (i) 117,930 shares of Common Stock and (ii) 126,904 shares of Common Stock underlying restricted stock units (“RSUs”) (iii) 33,058 shares of Common Stock underlying stock options.
(6)
Consists of: (i) 117,930 shares of Common Stock, (ii) 126,904 shares of Common Stock underlying restricted stock units (“RSUs”) and (iii) 103,063 shares of Common Stock underlying stock options.
(7)
Consists of: (i) 206,646 shares of Common Stock, (ii) 126,904 shares of Common Stock underlying RSUs.
(8)
Consists of: (i)356,759 shares of Common Stock, (ii) 126,904 shares of Common Stock underlying RSUs, (iii) 33,058 shares of Common Stock underlying stock options, (iv) 1,123,656 shares of Common Stock held by the Splinter Roboostoff Rev Trust, for which Mr. Splinter serves as Trustee and exercises investment decisions with respect to such securities, (v) 35,000 shares of Common Stock held by the Amanda Christine Splinter 2012 Irrevocable Trust Dtd 08/10/2012, for which Mr. Splinter serves as Trustee and exercises investment decisions with respect to such securities, (vi) 35,000 shares of Common Stock held by The Archie David Roboostoff 2012 Irrevocable Trust Dtd 08/10/2012, for which Mr. Splinter serves as Trustee and exercises investment decisions with respect to such securities, (vii) 35,000 shares of Common Stock held by The Joshua Michael Splinter 2012 Irrevocable Trust Dtd 08/10/2012, for which Mr. Splinter serves as Trustee and exercises investment decisions with respect to such securities and (viii) 35,000 shares of Common Stock held by The Krista Diane Fenske 2012 Irrevocable Trust Dtd 08/10/2012, for which Mr. Splinter serves as Trustee and exercises investment decisions with respect to such securities.
(9)
Consists of: (i) 337,311 shares of Common Stock, (ii) 126,904 shares of Common Stock underlying RSUs and (iii) 33,058 shares of Common Stock underlying stock options.
(10)
Based on information contained in a Schedule 13D filed with the SEC on June 2, 2023. Reflects the shares of Common Stock held by Alon Ventures. Mr. Alon may be deemed to have voting or investment power over the shares owned by Alon Ventures. The principal business address of Alon Ventures is 27673 Lupine Rd Los Altos Hills, CA 94022.
(11)
Consists of: (i) 9,133,224 shares of Common Stock and (ii) 9,723 shares of Common Stock underlying stock options. Energy Growth Momentum GP II Limited (“EGM II GP”) is the general partner of Energy Growth Momentum II LP (“EGM II LP”) and has voting and dispositive power over all of the shares of Common Stock held by EGM II LP. The principal business address of EGM II LP is 1st & 2nd Floors, Elizabeth House, Les Ruettes Brayes, St Peter Port, Guernsey GY1 1EW.
(12)
Reflects the shares of Common Stock held by Tigo SPV LP (“Tigo SPV”). EGM II GP is the general partner of Tigo SPV and has voting and dispositive power over all of the shares of Common Stock held by Tigo SPV. The principal business address of Tigo SPV is 1st & 2nd Floors, Elizabeth House, Les Ruettes Brayes, St Peter Port, Guernsey GY1 1EW.
(13)
Based on information contained in a Schedule 13D (Amendment No. 2) filed with the SEC on March 17, 2026. Reflects the shares of Common Stock held by Clal Industries Ltd. (“Clal Industries”). Each of Access Industries Holdings LLC (“AIH”), Access Industries, LLC (“Access LLC”), Access Industries Management, LLC (“AIM”), Clal Industries and Mr. Len Blavatnik may be deemed to share voting and investment power over shares owned directly by Clal Industries because (i) Mr. Blavatnik controls AIM, AIH, Access LLC and AI International GP Limited, the general partner of AI SMS (as defined below), (ii) AIM controls Access LLC and AIH, (iii) Access LLC controls a majority of the outstanding voting interests in AIH, (iv) AIH owns a majority of the equity of AI SMS L.P. (“AI SMS”), (v) AI SMS controls AI Diversified Holdings Ltd. (“Holdings Limited”), (vi) Holdings Limited owns AI Diversified Parent S.à r.l., which owns AI Diversified Holdings S.à r.l., which owns Access AI Ltd (“Access AI”), (vii) Access AI wholly owns Clal Industries. The address of Clal Industries is the Triangular Tower, 3 Azrieli Center, Tel Aviv 67023, Israel and the address of AIH, Access LLC, AIM and Mr. Blavatnik are c/o Access Industries Inc., 40 West 57th Street, New York, New York 10019, United States.

EXECUTIVE COMPENSATION

This section discusses the material components of the executive compensation program for the executive officers of the Company who were “named executive officers,” or NEOs, for fiscal 2025. This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from the existing and currently planned programs summarized or referred to in this discussion.

As an emerging growth company, we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies” as such term is defined in the rules promulgated under the Securities Act, which, in general, require compensation disclosure for our principal executive officer, our two other most highly compensated executive officers and up to two additional individuals who would have been our most highly compensated executive officers but for the fact that such individual was not serving as an executive officer as of December 31, 2025, referred to herein as our NEOs.

Introduction

The primary objectives of our executive compensation programs are to attract, motivate and retain high quality leadership to effectively manage and lead our Company. Our programs are designed to incentivize our executive officers to achieve performance goals over the short-term and long-term and to also align the interests of our executive officers with those of our stockholders. Our NEOs for the fiscal year ended December 31, 2025, were:

•
Zvi Alon, our Chairman and Chief Executive Officer;
•
Bill Roeschlein, our Chief Financial Officer; and
•
James (JD) Dillon, our Chief Marketing Officer.

Summary Compensation Table

The following table presents compensation awarded to, earned by and paid to the NEOs for the fiscal years ended December 31, 2025 and 2024.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	All Other Compensation ($)(6)	Total ($)
Zvi Alon,	2025	518,698	200,000	472,500	—	621,399	10,000	1,822,596
Chairman and CEO	2024	500,000	—	694,966	909,238	—	21,236	2,125,440
Bill Roeschlein,	2025	423,026	150,000	251,999	—	390,593	12,317	1,227,935
Chief Financial Officer	2024	379,139	—	369,406	469,764	—	17,032	1,235,340
James (JD) Dillon,	2025	269,549	—	101,204	—	159,717	8,713	539,183
Chief Marketing Officer	2024	257,024	—	154,229	193,190	—	10,833	615,277

(1)
The amounts in this column represent the named executive officer’s base salary earned during the fiscal year covered. For fiscal year 2025, Mr. Alon’s base salary was increased from $500,000 to $525,000 in July 2025; Mr. Roeschlein’s base salary was increased from $400,000 to $440,000 in July 2025; and Mr. Dillon’s base salary was increased from $257,024 to $270,000 in July 2025. See also “Narrative Disclosure to Summary Compensation Table” for information on the amounts reported in these columns.
(2)
Amounts represent discretionary bonuses for performance from January 1, 2025 to December 31, 2025. See also “Narrative Disclosure to Summary Compensation Table” for information on the amounts reported in these columns.
(3)
Represents the aggregate grant date fair value of RSUs calculated in accordance with the Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718, of the applicable equity awards granted to the named executive officers in 2025. For a summary of the assumptions made in the valuation of the awards, please see Note 12 to the consolidated financial statements in our Annual Report on Form 10-K for Fiscal 2025. $1.31 represents the grant date fair values on August 1, 2025 for the RSUs awarded to Mr. Alon, Mr. Roeschlein, and Mr. Dillon in fiscal 2025. The grant date fair values of RSUs are calculated in accordance with the accounting standards for share-based compensation using Tigo’s closing stock price on the date of grant. Each RSU represents the right to receive one share of Common Stock upon vesting.
(4)
Amounts shown in this column represent the grant date fair value, calculated in accordance with the FASB ASC Topic 718, of stock options granted to the named executive officers in 2024. No options were granted in 2025. For a summary of the assumptions made in the valuation of the awards, please see Note 12 to the consolidated financial statements in our Annual Report on Form 10-K for Fiscal 2025.

(5)
The amounts reported represent cash bonuses earned under the Company’s Short-Term Incentive (“STI”) Plan for fiscal 2025 based on the achievement of Company financial performance objectives and individual performance objectives established at the beginning of the fiscal year. Financial performance was measured based on the Company’s achievement of pre-established Revenue and Adjusted EBITDA targets, with payout opportunities ranging from 75% of target at threshold performance to 150% of target at maximum performance, subject to achievement of at least 75% of the applicable target levels for the financial metrics. Final bonus payouts were determined by the Compensation Committee following completion of fiscal 2025 based on its assessment of financial and individual performance. See also “Narrative Disclosure to Summary Compensation Table” for information on the amounts reported in these columns.
(6)
The amounts reported in the “All Other Compensation” column reflect 401-K contribution match payments and life insurance payments made by us, which is standard for all our employees.

Narrative Disclosure to Summary Compensation Table

The following describes the material elements of our compensation program for fiscal 2025 as applicable to the NEOs and reflected in the Summary Compensation Table above.

Cash Compensation

Base Salary

Base salaries are generally set at levels deemed necessary to attract and retain our executives. We provide each NEO with a base salary commensurate with the services that the executive officer performs for us. This compensation component constitutes a stable element of compensation while other compensation elements may be variable. Base salaries are generally reviewed annually and may be adjusted based on any number of factors at the discretion of the Compensation Committee, including the individual performance of the NEO, Company performance, any change in the executive’s position within our business, the scope of their responsibilities and market data.

For fiscal year 2025, Mr. Alon’s annual base salary was increased from $500,000 to $525,000 in July 2025.

For fiscal year 2025, Mr. Roeschlein’s annual base salary was increased from $400,000 to $440,000 in July 2025.

For fiscal year 2025, Mr. Dillon’s annual base salary was increased from $257,024 to $270,000 in July 2025.

The actual base salaries paid to the NEOs during 2025, as applicable, are set forth in the Summary Compensation Table above.

Discretionary and Other Bonuses

Discretionary bonuses are determined on a discretionary basis and are generally based on individual and Company performance. For fiscal 2025, the Compensation Committee awarded Mr. Alon and Mr. Roeschlein a one-time cash bonus of $200,000 and $150,000, respectively. Such bonuses were awarded in recognition of the extraordinary achievements of each of Mr. Alon and Mr. Roeschlein during the Company’s 2025 fiscal year, including their efforts associated with the Company’s early prepayment of its convertible promissory note and sale of certain licenses and patents.

Fiscal 2025 Annual Incentive Bonus

In addition to base salaries, the NEOs may receive discretionary annual bonuses, guaranteed and/or retention bonuses in the discretion of the Compensation Committee.

On February 18, 2025, the Compensation Committee approved an annual Executive Short Term Incentive Plan (the “STI Plan”) for the Company’s key executives, including its named executive officers for fiscal 2025.

Under the STI Plan, participants are eligible to earn a cash bonus in an amount based upon a targeted percentage of the participant’s base salary that represented a meaningful portion of each NEOs base salary, which varied among the NEOs. For fiscal 2025, the target awards as a percentage of salary were as follows: for Mr. Alon, 100%, for Mr. Roeschlein, 75%, and for Mr. Dillon, 50%.

The NEOs cash bonus is earned based upon the achievement of either or both of two specified Company performance objectives for fiscal 2025: (i) revenue (37.5% weighting), and (ii) Adjusted EBITDA (defined as operating income adjusted for depreciation, amortization, non-cash stock-based compensation expenses and M&A transaction expenses) (37.5% weighting). The balance of the cash bonus is earned based on achievement of individual performance objectives established by the Compensation Committee for the Chief Executive Officer (the “CEO”) and by the CEO for other participants (25% weighting), factoring in the level of achievement of the revenue target and Adjusted EBITDA target.

For revenue and Adjusted EBITDA, the NEOs are eligible to earn 75% of the target bonus if the Company achieves a pre-determined threshold, 100% for achieving target and a maximum of 150% for achievement above that level. The achievement of individual performance objectives are determined on a scale of zero to 100%. The revenue and Adjusted EBITDA amounts must be at least 75% of their respective targeted amounts for any cash bonus payouts to be made.

Bonus eligibility, the extent to which financial targets have been achieved, each participant’s individual level of performance, and actual cash amounts to be paid were determined by the Compensation Committee after the completion of fiscal 2025. The aggregate amount of any bonuses under the STI Plan may not exceed the amount of positive Adjusted EBITDA reported for fiscal 2025, unless otherwise determined by the Compensation Committee or the Board in their discretion.

For fiscal 2025, the Compensation Committee determined that the actual achievements under each element of the STI Plan, based on the Company’s performance during fiscal 2025 was 107% of the revenue target and 130% of the Adjusted EBITDA target, and that each NEO achieved 100% of their individual performance objectives, resulting in an overall level of achievement of 118.4%. This resulted in actual payouts under the STI Plan to Mr. Alon, Mr. Roeschlein and Mr. Dillon of $621,399, $390,593 and $159,717, respectively.

Equity Awards

Our NEOs are eligible for long-term equity incentive awards under the 2023 Equity Incentive Plan (the “2023 Incentive Plan”). The Compensation Committee believes that granting equity awards to our NEOs enhances performance consistent with our corporate strategic values, focuses them on long-term performance results, and strengthens the link between executive pay and our stockholders by creating a shared interest in the Company’s growth. Awards under the 2023 Incentive Plan may be in the form of nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock awards, restricted stock units (“RSUs”), performance stock units (“PSUs”) and other stock-based awards and cash-based awards. Awards vest over time under the conditions set forth in the applicable award agreement.

RSUs

On August 1, 2025, the Compensation Committee granted 360,687, 192,366, and 77,255 RSUs to Mr. Alon, Mr. Roeschlein, and Mr. Dillon and, respectively, that vest one-third on each of the first three anniversaries on the grant date. The amounts shown in the Stock Awards column of the Summary Compensation Table above reflect these grants.

Earned PSUs

On September 16, 2024, the Compensation Committee also granted up to 666,660, 355,552, and 142,792 PSUs (assuming the maximum level of performance) to Mr. Alon, Mr. Roeschlein and Mr. Dillon, respectively. The PSUs vest over a three-year period, and one-third of the PSUs are eligible to vest each calendar year based on the achievement of performance goals for each of the calendar year periods ended December 31, 2025, 2026 and 2027 (each a “Performance Period”). A portion of the PSUs will vest following the Performance Period as to that percentage of the PSUs set forth below, with linear interpolation between 50% and 200%, based upon achievement of the applicable Revenue performance goal and Adjusted EBITDA performance goal for such Performance Period. Fifty percent (50%) of the PSUs eligible to vest for each Performance Period shall be subject to a Revenue performance goal and fifty percent (50%) of the PSUs eligible to vest for each Performance Period shall be subject to an Adjusted EBITDA performance goal. For this purpose, “Adjusted EBITDA” means, for any calendar year, the Company’s earnings (loss) before interest and other expenses, net, income tax expense (benefit), depreciation and amortization expenses, as determined in accordance with normal business practices, as adjusted to exclude stock-based compensation, merger transaction related expenses adjusted and any other non-recurring items as deemed appropriate by the Committee or the Board. For the first Performance Period, Adjusted EBITDA excludes inventory impairment charges from the calculation.

On March 17, 2026, the Compensation Committee determined that the performance conditions had been met for the issuance of shares of the Company’s Common Stock pursuant to the PSUs that were granted on September 16, 2024 for the first Performance Period based upon the Company’s achievement of the Revenue and adjusted EBITDA performance goals for the year ended December 31, 2025 and issued 163,953, 87,442, and 35,117 shares of the Company’s Common Stock to Mr. Alon, Mr. Roeschlein and Mr. Dillon, respectively.

Employee Benefits and Perquisites

We provide health, dental, vision, life and disability insurance benefits to our named executive officers, on the same terms and conditions as provided to our other senior executives. We generally do not provide perquisites to our NEOs.

Equity Grant Procedures

The Company’s Compensation Committee approves equity awards for our NEOs on or before the date of grant, and it is the Compensation Committee’s general practice to approve annual equity awards in August of each year. On occasion, equity awards may be granted outside of our annual grant cycle for new hires, promotions, retention, or other purposes. Generally, the date of grant for equity awarded to our NEOs is during an open quarterly window period under the Company’s insider trading policy or when the Company otherwise has no material non-public information. The Company does not permit the timed disclosure of material non-public information for the purpose of affecting the value of executive compensation.

Health and Retirement Benefits

We provide medical, dental, vision, life insurance and disability benefits to all eligible employees. Our named executive officers are eligible to participate in these benefits on the same basis as all other employees. We maintain a 401(k) savings plan that allows participants, including our named executive officers, to defer cash compensation up to the maximum deferral under applicable IRS guidelines. Eligible employees begin to participate in benefits on their first day of employment and are fully vested in their salary deferrals. Effective January 1, 2024, we began making discretionary matching contributions to participants under our 401(k) plan. We match 100% of eligible contributions up to the first 3% of eligible compensation, and then 50% on the next 2% of eligible compensation with the total matching contribution for any participant to not exceed $23,000. Match contributions vest immediately. We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) plan adds to the overall desirability of our compensation package and further incentivizes our employees, including our NEOs, in accordance with our compensation policies. Details regarding these benefits specific to each NEO can be found in the footnotes to the “All Other Compensation” column within the “Summary Compensation Table” above.

Employment Agreements

We entered into employment agreements (the “Executive Employment Agreements”) with each of Zvi Alon, our Chief Executive Officer, and Bill Roeschlein, our Chief Financial Officer, that govern certain terms and conditions of such executive officers’ employment with us. The Executive Employment Agreements provide for base salary, eligibility to receive an annual bonus, as well as customary confidentiality, assignment of intellectual property provisions, and certain restrictive covenants, including post-employment non-solicitation provisions.

In addition, under their Executive Employment Agreements, upon a termination of Mr. Alon’s or Mr. Roeschlein’s employment without “cause,” or due to their resignation for “good reason” in connection with a “change in control” (each such term as defined in the applicable employment agreement), subject to the executive’s timely execution and non-revocation of a general release of claims, Mr. Alon and Mr. Roeschlein will be eligible to receive (i) 24 and 18 months of continued payment of base salary, respectively, for Mr. Alon and Mr. Roeschlein, (ii) the annual bonus for the year prior to termination, if not paid, (iii) the annual bonus at target level for the year of termination and (3) company-subsidized healthcare continuation coverage for up to 24 and 18 months following termination, respectively, for Mr. Alon and Mr. Roeschlein.

On February 19, 2025, we entered into amended and restated employment agreements with each of Zvi Alon, our Chief Executive Officer (the “Alon Employment Agreement”), and Bill Roeschlein, our Chief Financial Officer (the “Roeschlein Employment Agreement” and, together with the Alon Employment Agreement, the “A&R Executive Employment Agreements”), effective as of such date, in order to, among other things, to (i) clarify that the target annual bonus for each officer shall equal a percentage of such officer’s base salary as set forth in the applicable employment agreement, with the actual bonus amounts to be determined based on the achievement of performance objective set by the Compensation Committee or the Board, (ii) provide that in the event of a termination without “cause” or resignation for “good reason” in connection with a “change in control” (each such term as defined in the applicable employment agreement) that each officer shall be eligible to receive (a) 24 and 18 months of continued payment of base salary, respectively, for Mr. Alon and Mr. Roeschlein, (b) the annual bonus for the year prior to termination, if not paid, (c) an amount equal to the greater of the percentage of such officer’s target annual base salary set forth in the A&R Executive Employment Agreement (which is equal to 100% and 75% of the base salary of Mr. Alon and Mr. Roeschlein, respectively) and their actual annual bonus amount, as determined based on the performance determined by the Board for the performance year during which such termination occurs, and (d) company-subsidized healthcare continuation coverage for up to 24 and 18 months following termination, respectively, for Mr. Alon and Mr. Roeschlein, and (iii) make certain other administrative changes.

The A&R Executive Employment Agreements provide for base salary, eligibility to receive an annual bonus, as well as customary confidentiality, assignment of intellectual property provisions, and certain restrictive covenants, including post-employment non-solicitation provisions.

Under their A&R Executive Employment Agreements, upon a termination of Mr. Alon’s or Mr. Roeschlein’s employment without “cause,” or due to their resignation for “good reason” (each such term as defined in the applicable employment agreement) outside of the context of a “change in control,” subject to the executive’s timely execution and non-revocation of a general release of claims, Mr. Alon and Mr. Roeschlein will be eligible to receive (i) 18 and 12 months of continued payment of base salary, respectively, for Mr. Alon and Mr. Roeschlein, (ii) the annual bonus for the year prior to termination, if not paid, (iii) an amount equal to the officer’s pro-rated target annual bonus based on the number of days employed during the performance year prior to termination; and (iv) company-subsidized healthcare continuation coverage for up to 18 and 12 months following termination, respectively, for Mr. Alon and Mr. Roeschlein.

We entered into an offer of employment with Mr. Dillon that provides for base salary, as well as customary confidentiality and assignment of intellectual property provisions.

Outstanding Equity Awards at December 31, 2025 Fiscal Year-End

The following table provides information regarding outstanding equity awards held by each of our named executive officers as of December 31, 2025.

		Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)(3)
Zvi Alon	6/20/2016	136,942	(1)	—		0.56	6/19/2026	—		—	—		—
	8/17/2017	82,165	(1)	—		0.56	8/16/2027	—		—	—		—
	9/20/2018	90,382	(1)	—		0.64	9/19/2028	—		—	—		—
	9/12/2019	99,420	(1)	—		0.64	9/11/2029	—		—	—		—
	2/25/2021	140,010	(1)	—		0.75	2/24/2026	—		—	—		—
	6/23/2022	110,513	(1)	12,850	(2)(4)	2.57	6/22/2032	—		—	—		—
	8/11/2023	—		—		—		57,971	(5)	80,000	—		—
	9/16/2024	162,259		356,971	(6)	1.60	9/15/2034	—		—	—		—
	9/16/2024	—		—		—		222,220	(5)	306,664	—		—
	9/16/2024	—		—		—		—		—	499,995	(7)	689,993
	12/10/2024	40,947		26,829	(8)	0.90	8/10/2033	—		—	—		—
	8/1/2025	—		—		—		360,687		497,748	—		—
Bill Roeschlein	6/27/2022	83,620	(1)	9,720	(2)(4)	2.57	6/26/2032	—		—	—		—
	8/11/2023	—		—		—		25,362	(5)	35,000	—		—
	9/16/2024	86,538		190,385	(6)	1.60	9/15/2034	—		—	—		—
	9/16/2024	—		—		—	8/10/2033	—		—	266,664	(7)	367,996
	9/16/2024	—		—		—		118,517	(5)	163,553	—		—
	12/10/2024	17,915		11,737	(8)	0.90		—		—	—		—
	8/1/2025	—		—		—		192,366	(5)	265,465	—		—
James (JD) Dillon	2/25/2021	93,340	(1)	—		0.69	2/24/2031	—		—	—		—
	6/23/2022	8,362	(1)	972	(2)(4)	2.57	6/22/2032	—		—	—		—
	8/11/2023	—		—		—		14,492	(5)	19,999	—		—
	9/16/2024	34,754		76,459	(6)	1.60	9/15/2034	—		—	—		—
	9/16/2024	—		—		—		47,597	(5)	65,684	—		—
	9/16/2024	—		—		—		—		—	107,094	(7)	147,790
	12/10/2024	10,236		6,708	(8)	0.90	8/10/2033	—		—	—		—
	8/1/2025	—		—		—		77,255	(5)	106,612	—		—

(1)
Reflects options that were granted under Legacy Tigo’s 2008 Stock Plan and 2018 Plan (collectively, the “Legacy Plans”), as applicable, that are immediately exercisable subject to a repurchase right in favor the company, which lapses at the time of vesting, therefore, this amount reflects the number of options held by our named executive officers that were exercisable and vested as of December 31, 2025.
(2)
Reflects options that were granted under the Legacy Plans, as applicable, that are immediately exercisable subject to a repurchase right in favor the company, which lapses at the time of vesting, therefore, this amount reflects the number of options held by our NEOs that were exercisable and unvested as of December 31, 2025.
(3)
Based on the closing market price of the Company’s Common Stock on December 31, 2025 (the last trading day before the end of fiscal 2025) of $1.38.
(4)
Reflects options that were granted pursuant to the Legacy Plans. Such options vest in equal monthly increments through June 2026, subject to continued service through each such vesting date.
(5)
Reflects RSUs that were granted pursuant to the 2023 Incentive Plan. One-Third (1/3) of the RSUs shall vest, and an equal number of shares of Common Stock will be deliverable to the NEO, on each of the first three anniversaries of the grant date, subject to continued service through each such vesting date.
(6)
Reflects options that were granted pursuant to the 2023 Incentive Plan. Such options vest in equal monthly increments through September 2028, subject to continued service through each such vesting date.
(7)
Reflects PSUs granted pursuant to the Company’s 2023 Incentive Plan. The PSUs vest at the end of each applicable performance period, with the first performance period beginning on January 1, 2025 and ending on December 31, 2025, the second performance period beginning on January 1, 2026 and ending on December 31, 2026, and the third performance period beginning on January 1, 2027 and ending on December 31, 2027. The number of PSUs eligible to vest at the end of each performance period is determined based on the Company’s achievement of annual Revenue and Adjusted EBITDA performance goals established at the time of grant. The amount reflected in the table above assumes achievement of the performance conditions at the 150% level of performance as of December 31, 2025.
(8)
On November 12, 2024, the Company commenced an offer to certain eligible employees and directors the opportunity to exchange certain outstanding options to purchase shares of common stock, for new options (“Replacement Options”) to purchase a number of shares of our common stock (the “Option Exchange”). This reflects the options that were granted under the Option Exchange at the expiration date on December 10, 2024. All surrendered options were cancelled effective as of the expiration of the Option Exchange.

Director Compensation

Our Independent Director Compensation Program, approved by the Board in June 2023, effective as of the Business Combination Closing, provides for the following compensation:

•
Board service cash retainer: $60,000 per year, paid semi-annually;
•
Committee chair cash retainers: $20,000, $15,000 and $10,000 for the Chairpersons of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee, respectively;
•
Non-employee chair cash retainer: $20,000;
•
Lead independent director cash retainer: $20,000;
•
Annual equity grant: RSUs with an award value of $125,000; RSUs vest in full immediately prior to the annual meeting of stockholders following the grant of such annual award; and
•
Initial equity grant: RSUs with an award value equal to $187,500; RSUs vest in full on the first anniversary of the date the initial award is granted.

The Compensation Committee recommends to the Board the annual compensation to be paid to the directors of our Board and may, in its discretion, revise or replace the compensation program described above. The Company reimburses each director for any reasonable expenses incurred by such director in connection with the performance of such director’s services to the Company.

The following table sets forth the total compensation paid to each of our non-employee directors for their service on the Board during fiscal 2025. This table does not include compensation to Mr. Alon as he did not receive any compensation in his capacity as a director.

Name(1)	Fee Earned or Paid in Cash ($)	Stock Awards(2) ($)	Total ($)
Tomer Babai	60,000	125,000	185,000
Joan C. Conley	70,000	125,000	195,000
Sagit Manor	60,000	125,000	185,000
Michael Splinter(3)	—	199,999	199,999
Stanley Stern	80,000	125,000	205,000
John Wilson(4)	—	—	—

(1)
Represents all non-employee directors who served on our Board during fiscal 2025.
(2)
The amounts reported here do not reflect the actual economic value realized by each director. In accordance with SEC rules, these amounts represent the grant date fair value of RSUs calculated in accordance with ASC Topic 718. For additional information, see Note 12 “Stock-Based Compensation” to the notes to our audited consolidated financial statements in our Annual Report on Form 10-K for fiscal 2025. Each RSU represents the right to receive one share of Common Stock upon vesting.
(3)
Mr. Splinter elected to receive all of his cash retainer in the amount of $75,000 in the form of Common Stock. Pursuant to the Independent Director Compensation Program, the number of shares shall be determined based on the closing trading price of our Common Stock on the trading day immediately preceding the date of this Annual Meeting.
(4)
Mr. Wilson declined the grant of RSUs that he otherwise would have been entitled to receive pursuant to the Independent Director Compensation Program.

The following table lists all outstanding equity awards held by our non-employee directors as of December 31, 2025:

Name	Stock Awards(1) #	Option Awards(2) #
Tomer Babai	126,904	32,669
Joan C. Conley	126,904	102,674
Sagit Manor	126,904	—
Michael Splinter	126,904	32,669
Stanley Stern	126,904	32,669
John Wilson	—	—

(1)
Represents the number of RSUs unvested as of December 31, 2025. The RSUs were granted to each non-employee director on May 19, 2025, the date following our 2025 annual meeting of stockholders, who were then serving as non-employee directors. The RSUs vest in full immediately prior to the date of this Annual Meeting, subject to the director’s continued service through such vesting date.
(2)
This column reflects the number of options outstanding held by our non-employee directors as of December 31, 2025.

TRANSACTIONS WITH RELATED PERSONS

Related Person Transactions Policy

Upon consummation of the Business Combination, the Company adopted a written related person transaction policy that set forth the following policies and procedures for the review and approval or ratification of related person transactions.

A “Related Person Transaction” is a transaction, arrangement or relationship in which the Company or any of its subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest.

A “Related Person” means:

•
any person who is, or at any time during the applicable period was, one of the Company’s executive officers or a member of the Board of the Company;
•
any person who is known by the Company to be the beneficial owner of more than 5% of its voting stock;
•
any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, officer or a beneficial owner of more than 5% of the Company’s voting stock, and any person (other than a tenant or employee) sharing the household of such director, executive officer or beneficial owner of more than 5% of the Company’s voting stock; and
•
any firm, corporation or other entity in which any of the foregoing persons are a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

The Company also has policies and procedures designed to minimize potential conflicts of interest arising from any dealings it may have with its affiliates and provides appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time.

All of the transactions described in this section began prior to the adoption of the Related Person Transaction Policy.

Certain Relationships and Related Person Transactions – Company

The following is a description of each related person transaction in which Legacy Tigo, or the Company, is or has been a participant since January 1, 2024. References to “we”, “us”, “our”, “Legacy Tigo”, “Tigo”, and the “Company” in this section titled “—Certain Relationships and Related Person Transactions – Company” refer to Legacy Tigo or the Company.

Registration Rights Agreement

Pursuant to the Merger Agreement, at the Business Combination Closing, ROCG, Sponsors and certain stockholders of Legacy Tigo entered into an amended and restated registration rights agreement (the “Registration Rights Agreement”), pursuant to which, among other things, the Company agreed to register for resale, pursuant to Rule 415 under the Securities Act, certain shares of Common Stock and other equity securities that are held by the parties thereto. There are no monetary or other additional penalties under the Registration Rights Agreement resulting from delays in registering the Common Stock.

Compensation Paid to Related Parties

Amarelle Mead, our Director of Legal and Corporate Secretary, and Eyal Alon, who served as a Senior Software Engineer at the Company until August 2025, are the daughter and son, respectively, of Zvi Alon, our Chief Executive Officer and a member of our board of directors. Ms. Mead and Mr. Alon each began their employment with Legacy

Tigo in February of 2021. Mr. Alon ceased to be an employee in August 2025 and did not receive compensation in excess of the applicable $120,000 disclosure threshold during 2025. The aggregate compensation paid to them was $371,918 for the year ended December 31, 2024. During the year ended December 31, 2024, Ms. Mead and Mr. Alon were granted RSUs with respect to 12,900 shares, vesting over a three-year period. Additionally, Ms. Mead and Mr. Alon were granted stock options to purchase an aggregate of 30,500 shares of the Company’s common stock during the year ended December 31, 2024. The options were granted on September 24, 2024 with an exercise price of $1.56 per share, and vest over a four-year period in 48 equal monthly installments. Ms. Mead received compensation of $248,696 for the year ended December 31, 2025. During the year ended December 31, 2025, Ms. Mead was granted RSUs with respect to 19,300 shares, vesting over a three-year period.

Archie Roboostoff, Vice President of Software at the Company, is the step-son of Michael Splinter, a member of our board of directors. Mr. Roboostoff began his employment with Legacy Tigo in February of 2021. Mr. Roboostoff received compensation of $312,974 and $288,717 for the years ended December 31, 2025 and 2024, respectively. During the year ended December 31, 2024 Mr. Roboostoff was granted RSUs with respect to 98,694 shares, vesting over a three-year period. During the year ended December 31, 2024, Mr. Roboostoff was also granted PSUs with respect to 138,888 shares, which vest over a three-year period subject to the achievement of specified performance conditions. Additionally, Mr. Roboostoff was granted stock options to purchase an aggregate of 108,173 shares of the Company’s common stock. The options were granted on September 16, 2024, have an exercise price of $1.60 per share, and vest over a four-year period in 48 equal monthly installments. During the year ended December 31, 2025, Mr. Roboostoff was granted RSUs with respect to 75,143 shares, vesting over a three-year period.

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes share and exercise price information about the Company’s equity compensation plans as of December 31, 2025.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity Compensation plans approved by security holders(1)	7,784,178	(2)	$1.57	2,662,963
Equity Compensation plans not approved by security holders	—		—	—
Total	7,784,178	(3)	$1.57	2,662,963

(1)
Relates to the 2023 Incentive Plan which was approved by the Company’s Board and stockholders in connection with the Business Combination. The 2023 Incentive Plan allows for the maximum number of shares issuable to automatically increase on the first trading day of each calendar year, beginning with calendar year 2025, by a number of shares of Common Stock equal to three percent (3%) of the total outstanding shares of Common Stock on the last day of the prior calendar year. On January 1, 2026, the number of shares of Common Stock available for issuance under the 2023 Incentive Plan increased by 2,112,736 shares pursuant to this provision.
(2)
Includes outstanding stock options and shares issuable pursuant to RSUs and PSUs. Pursuant to SEC guidance, the number of unearned PSUs included is at the maximum payout level. The RSUs and PSUs were granted without consideration. Since RSUs and PSUs have no exercise price, they are not included in the weighted-average exercise price calculation.
(3)
This table does not include equity awards granted by Legacy Tigo that were assumed by the Company in connection with the Business Combination. As of December 31, 2025, the following assumed equity awards were outstanding: 2,214,318 ISOs and non-statutory stock options. The weighted average exercise price of such outstanding options was $1.59 per share. No additional equity awards may be granted under the Legacy Tigo equity plans that were assumed by the Company.

OTHER MATTERS

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders will vote your shares in accordance with their best judgment. This discretionary authority is granted by the execution of the form of proxy.

OTHER INFORMATION

Householding of Proxies

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements with respect to two or more stockholders sharing the same address by delivering a single annual report and proxy statement or a single notice of internet availability of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” can reduce the volume of duplicate information received at households. While the Company does not household, a number of brokerage firms with account holders have instituted householding. Once a stockholder has consented or receives notice from their broker that the broker will be householding materials to the stockholder’s address, householding will continue until the stockholder is notified otherwise or until one or more of the stockholders revokes their consent. If your Notice of Internet Availability of Proxy Materials or your annual report and proxy statement, as applicable, have been househeld and you wish to receive separate copies of these documents now and/or in the future, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, you may notify your broker. You can also request and we will promptly deliver a separate copy of the Notice of Internet Availability or the Proxy Materials by writing to: 983 University Avenue, Suite B, Los Gatos, California 95032 or by telephone at: (408) 402-0802.

Additional Filings

The Company’s reports on Forms 10-K, 10-Q, 8-K and all amendments to those reports are available without charge through the Company’s website, https://www.tigoenergy.com/, as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC. Our Code of Conduct, Audit Committee Charter, Nominating and Corporate Governance Committee Charter, Compensation Committee Charter, Corporate Governance Guidelines and amendments thereto are also available at our website, as described above. If we make any amendments to our Code of Conduct or grant any waiver, including any implicit waiver, from a provision of either code applicable to our CEO, CFO or principal accounting officer requiring disclosure under applicable SEC rules, we intend to disclose the nature of such amendment or waiver on our website. The content of our website, however, is not part of this Proxy Statement.

You may request a copy of our SEC filings, as well as the foregoing corporate documents, at no cost to you, to the Company by writing to: 983 University Avenue, Suite B, Los Gatos, California 95032.

Stockholder Proposals for 2027 Annual Meeting of Stockholders

Stockholders of the Company may submit proposals that they believe should be voted upon at the Company’s annual meeting of Stockholders or nominate persons for election to the Board. Pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals meeting certain requirements may be eligible for inclusion in the Company’s proxy statement (the “2027 Proxy Statement”) for the Company’s 2027 annual meeting of stockholders (the “2027 Annual Meeting”). To be eligible for inclusion in the 2027 Proxy Statement, any such stockholder proposals must be submitted in writing to the Secretary of the Company no later than December 7, 2026 in addition to complying with certain rules and regulations promulgated by the SEC. The submission of a stockholder proposal does not guarantee that it will be included in the 2027 Proxy Statement.

Alternatively, stockholders seeking to present a stockholder proposal or nomination at the 2027 Annual Meeting, without having it included in the 2027 Proxy Statement, must timely submit notice of such proposal or nomination. To be timely, a stockholder’s notice must be received by the Secretary at the principal executive offices of the Company not later than 5:00 p.m. Eastern Time on the 90th day nor earlier than 5:00 p.m. Eastern Time on the 120th day prior to the one-year anniversary of the Annual Meeting. For the 2027 Annual Meeting, this means that any such proposal or nomination must be submitted no earlier than January 19, 2027, and no later than February 18, 2027. Notwithstanding the foregoing, if the date of the 2027 Annual Meeting is more than 30 days before or more than 70 days after the one-year anniversary of the Annual Meeting, to be timely, a stockholder’s notice must be received by the Secretary at the principal executive offices of the Company no later than the later of: (i) 5:00 p.m. Eastern Time on the 90th day prior to the 2027 Annual Meeting or (ii) 5:00 p.m. Eastern Time on the 10th day following the day on which public announcement of the date of the 2027 Annual Meeting is first made by the Company.

Additionally, in order for stockholders to give timely notice of nominations for directors for inclusion on a universal proxy card in connection with the 2027 Annual Meeting of Stockholders, notice must be submitted by the same deadline as disclosed above under the advance notice provisions of our Bylaws and must include the information in the notice required by our bylaws and by Rule 14a-19(b)(2) and Rule 14a-19(b)(3) under the Exchange Act (including a statement that the stockholder intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors in support of director nominees other than our nominees).

Notices of any proposals or nominations for the Company’s 2027 Annual Meeting of Stockholders should be sent to Tigo Energy, Inc., Attention: Corporate Secretary, 983 University Avenue, Suite B, Los Gatos, California 95032.

APPENDIX A - TIGO ENERGY, INC. EMPLOYEE STOCK PURCHASE PLAN

Section 1.
Purpose. This Tigo Energy, Inc. Employee Stock Purchase Plan (the “Plan”) is intended to provide Eligible Employees of the Company and the Participating Companies with an opportunity to acquire a proprietary interest in the Company through the purchase of Shares. The Plan has two components: (a) one component (the “423 Component”) is intended to qualify as an “employee stock purchase plan” under Section 423(b) of the Code, and the Plan will be interpreted in a manner that is consistent with that intent, and (b) the other component (the “Non-423 Component”), which is not intended to qualify as an “employee stock purchase plan” under Section 423 of the Code, authorizes the grant of options pursuant to rules, procedures or sub-plans adopted by the Committee that are designed to achieve tax, securities laws or other objectives for Eligible Employees. Rights granted under the Non-423 Component shall be granted pursuant to separate Offerings containing such sub-plans, appendices, rules or procedures as may be adopted by the Committee and designed to achieve tax, securities laws or other objectives for Eligible Employees and Participating Companies but shall not be intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. Except as otherwise provided herein or as may be determined by the Committee, the Non-423 Component will operate and be administered in the same manner as the 423 Component. Offerings intended to be made under the Non-423 Component will be designated as such by the Committee at or prior to the time of such Offering.

For purposes of the Plan, the Committee may designate separate Offerings under the Plan in which Eligible Employees will participate. The terms of these Offerings need not be identical, even if the dates of the applicable Offering Period(s) in each such Offering are identical, provided that the terms of participation are the same within each separate Offering under the 423 Component (as determined under Section 423 of the Code). Solely by way of example and without limiting the foregoing, the Company could, but shall not be required to, provide for simultaneous Offerings under the 423 Component and the Non-423 Component of the Plan.

Section 2.
Definitions

Wherever the following terms are used in the Plan, they shall have the meanings specified below unless the context clearly indicates otherwise.

(a)
“Affiliate” means any entity that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company.
(b)
“Applicable Law” means the requirements relating to the administration of employee stock purchase plans under U.S. federal and state securities, tax and other applicable laws, rules and regulations, the applicable rules of any stock exchange or quotation system on which Shares are listed or quoted and the applicable laws and rules of any non-U.S. country or other jurisdiction where rights under the Plan are granted.
(c)
“Board” means the Board of Directors of the Company.
(d)
“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules, regulations and guidance thereunder. Any reference to a provision in the Code shall include any successor provision thereto.

(e)
“Commission” means the Securities and Exchange Commission.
(f)
“Committee” means a committee of the Board established or appointed by the Board to administer the Plan. If the Board does not designate such committee, references herein to the “Committee” shall refer to the Board.
(g)
“Company” means Tigo Energy, Inc., a Delaware corporation, including any successor thereto.
(h)
“Compensation” means all base salary, wages, annual bonuses and commissions paid to an Eligible Employee by the Company or a Participating Company as compensation for services to the Company or Participating Company, before deduction for any salary deferral contributions made by the Eligible Employee to any tax-qualified or nonqualified deferred compensation plan, including overtime, vacation pay, holiday pay, parental leave pay, jury duty pay and funeral leave pay, but excluding car allowances, transit payments, relocation assistance, reimbursements (such as travel expenses, financial planning, tuition assistance, adoption assistance and similar reimbursements and advances), imputed income, cost-of-living allowances, tax gross-ups, nonqualified deferred compensation plan payments, severance or termination pay, third party sick pay, income relating to equity or equity-based compensation, cash incentive compensation, commissions, special cash awards or bonuses (such as recognition awards or referral bonuses), and other irregular and special payments that are non-recurring, and income received in connection with stock options or other equity-based awards.
(i)
“Corporate Transaction” means a merger, consolidation, acquisition of property or stock, separation, reorganization or other corporate event described in Section 424 of the Code.
(j)
“Designated Broker” means the financial services firm or other agent designated by the Company to maintain ESPP Share Accounts on behalf of Participants who have purchased Shares under the Plan.
(k)
“Effective Date” means March 25, 2026, subject to and conditioned on approval by the shareholders of the Company in accordance with Section 20(k) of the Plan.
(l)
“Eligible Employee” means:
(i)
With respect to the 423 Component, an Employee who (i) has been employed by the Company or a Participating Company for at least six (6) months and (ii) is customarily employed for at least twenty (20) hours per week and more than five (5) months in any calendar year.
(ii)
With respect to the Non-423 Component, such Employees as determined by the Committee; provided that no Employee may qualify as an Eligible Employee under the Non-423 Component if such Employee is subject to taxation in the United States.
(m)
“Employee” means any person who renders services to the Company or a Participating Company as an employee pursuant to an employment relationship with such employer, and, with respect to the 423 Component, a person who is an employee within the meaning of Section 3401(c) of the Code. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on military leave, sick leave or other leave of absence approved by the Company or a Participating Company that meets the requirements of Treasury Regulation Section 1.421-1(h)(2). Where the period of leave exceeds three (3) months, or such other period of time specified in Treasury Regulation Section 1.421-1(h)(2), and the individual’s right to re-employment is not guaranteed by statute or contract, the employment relationship shall be deemed to have terminated on the first day immediately following such three-month period, or such other period specified in Treasury Regulation Section 1.421-1(h)(2).
(n)
“Enrollment Form” means an agreement pursuant to which an Eligible Employee may elect to enroll in the Plan, to authorize a new level of payroll deductions, or to stop payroll deductions and withdraw from an Offering Period.
(o)
“ESPP Share Account” means an account into which Shares purchased with accumulated payroll deductions at the end of an Offering Period are held on behalf of a Participant.
(p)
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules, regulations and guidance thereunder. Any reference to a provision in the Exchange Act shall include any successor provision thereto.
(q)
“Fair Market Value” means, as of any date, the closing price of a Share on the Trading Day immediately preceding the date of determination (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred), on the principal stock market or exchange on which Shares are quoted or traded, or if Shares are not so quoted or traded, the fair market value of a Share as determined by the Committee in its discretion and such determination shall be conclusive and binding on all persons.
(r)
“Offering” means an offer under the Plan of a right to purchase Shares that may be exercised during an Offering Period. Unless otherwise specified by the Committee, each Offering to the Eligible Employees of the Company or a Participating Company shall be deemed a separate Offering, even if the dates and other terms of the applicable Offering Periods of each such Offering are identical, and the provisions of the Plan will separately apply to each Offering. To the extent permitted by Treas. Reg. § 1.423-2(a)(1), the terms of each separate Offering under the 423 Component need not be identical, provided that the terms of the 423 Component and an Offering thereunder together satisfy Treas. Reg. § 1.423-2(a)(2) and (a)(3).
(s)
“Offering Date” means the first Trading Day of each Offering Period as designated by the Committee.
(t)
“Offering Period” has the meaning set forth in Section 5.
(u)
“Offering Period Limit” has the meaning set forth in Section Section 7.
(v)
“Participant” means an Eligible Employee who is actively participating in the Plan.
(w)
“Participating Companies” means the Subsidiaries and Affiliates that have been designated as eligible to participate in the Plan, and such other Subsidiaries and Affiliates that may be designated by the Committee from time to time in its sole discretion. For purposes of the 423 Component, only the Company and its Subsidiaries may be Participating Companies; provided, however, that at any given time, a Subsidiary that is a Participating Company under the 423 Component will not be a Participating Company under the Non-423 Component. The Committee may so designate any Subsidiary or Affiliate, or revoke any such designation, at any time and from time to time, either before or after the Plan is approved by the shareholders of the Company.
(x)
“Plan” means this Tigo Energy, Inc. Employee Stock Purchase Plan, as set forth herein, and as amended from time to time.
(y)
“Purchase Date” means the last Trading Day of each Offering Period.
(z)
“Purchase Price” means the purchase price designated by the Committee with respect to each Offering (which purchase price, for purposes of the 423 Component, shall not be less than 85% of the Fair Market Value of a Share on the Offering Date or on the Purchase Date, whichever is lower); provided, however, that, in the event no purchase price is designated by the Committee with respect to any Offering, the purchase price for the Offering Periods in such Offering shall be 85% of the Fair Market Value of a Share on the Offering Date or on the Purchase Date, whichever is lower; provided, further, that the Purchase Price may be adjusted by the Committee pursuant to Section 18 of the Plan and shall not be less than the par value of a Share.
(aa)
“Securities Act” means the Securities provision Act of 1933, as amended from time to time, and the rules, regulations and guidance thereunder. Any reference to a provision in the Securities Act includes any successor thereof.
(bb)
“Share” means a share of common stock of the Company, par value $0.001 per share.
(cc)
“Subsidiary” means any corporation, domestic or foreign, of which not less than 50% of the combined voting power is held by the Company or a Subsidiary, whether or not such corporation exists now or is hereafter organized or acquired by the Company or a Subsidiary. In all cases, the determination of whether an entity is a Subsidiary shall be made in accordance with Section 424(f) of the Code.
(dd)
“Trading Day” means any day on which the national stock exchange upon which the Shares are listed is open for trading or, if the Shares are not listed on an established stock exchange or national market system, a business day, as determined by the Committee in good faith.
(ee)
“Treasury Regulation” means the Treasury regulations of the Code. Any reference to a provision in a Treasury regulation includes any successor provision thereto.
Section 3.
Administration.
(a)
Administration of Plan. The Plan shall be administered by the Committee which shall have the authority to construe and interpret the Plan, prescribe, amend and rescind rules relating to the Plan’s administration and take any other actions necessary or desirable for the administration of the Plan including, without limitation, adopting sub-plans applicable to particular Participating Companies or locations, which sub-plans may be designed to be outside the scope of Section 423 of the Code and under the Non-423 Component. With respect to the Non-423 Component, the rules of such sub-plans may take precedence over other provisions of the Plan, with the exception of Section 13 hereof, but unless otherwise superseded by the terms of such sub-plan, the provisions of the Plan shall govern the operation of such sub-plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency or ambiguity in the Plan. The decisions of the Committee shall be final and binding on all persons. All expenses of administering the Plan shall be borne by the Company. Notwithstanding anything in the Plan to the contrary and without limiting the generality of the foregoing, the Committee shall have the authority to change the minimum amount of Compensation for payroll deductions pursuant to Section 6(a) of the Plan, the frequency with which a Participant may elect to change their rate of payroll deductions pursuant to Section 6(b), the dates by which a Participant is required to submit an Enrollment Form pursuant to Sections 6(b) and 10(a) of the Plan, and the effective date of a Participant’s withdrawal due to termination of employment or change in status pursuant to Section 11, and the withholding procedures pursuant to Section 20(n).
(b)
Delegation of Authority. To the extent permitted by Applicable Law, the Committee may delegate to (i) one or more officers of the Company some or all of its authority under the Plan and (ii) one or more committees of the Board some or all of its authority under the Plan.
Section 4.
Eligibility. In order to participate in an Offering, an Eligible Employee must deliver a completed Enrollment Form to the Company at least five (5) business days prior to the Offering Date (unless a different time is set by the Committee for all Eligible Employees with respect to such Offering) and must elect his or her payroll deduction rate as described in Section 6. Notwithstanding any provision of the Plan to the contrary, no Eligible Employee shall be granted an option under the Plan if (i) immediately after the grant of the option, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or hold outstanding options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary or (ii) such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate that exceeds $25,000 of the Fair Market Value of such stock (determined at the time the option is granted) for each calendar year in which such option is outstanding at any time, in accordance with the provisions of Section 423(b)(8) of the Code.
Section 5.
Offering Periods. The Plan shall be implemented by a series of Offering Periods, each of which shall be six (6) months in duration, with new Offering Periods commencing on or about March 1 and September 1 of each year (or such other times as determined by the Committee). The Committee shall have, prior to the commencement of a particular Offering Period, the authority to change the duration, frequency, start and end dates of Offering Periods (subject to a maximum Offering Period of twenty-seven (27) months).
Section 6.
Participation.
(a)
Enrollment; Payroll Deductions. An Eligible Employee may elect to participate in the Plan by properly completing an Enrollment Form, which may be electronic, and submitting it to the Company, in accordance with the enrollment procedures established by the Committee. Participation in the Plan is entirely voluntary. By submitting an Enrollment Form, which may be electronic, the Eligible Employee authorizes payroll deductions from his or her pay check in an amount equal to at least one percent (1%), but not more than twenty percent (20%) of his or her

Compensation on each pay day occurring during an Offering Period (or such other maximum percentage as the Committee may establish from time to time before an Offering Period begins). Payroll deductions shall commence as soon as practicable following the Offering Date and end on the latest practicable payroll date on or before the Purchase Date. The Company shall maintain records of all payroll deductions but shall have no obligation to pay interest on payroll deductions or to hold such amounts in a trust or in any segregated account. Unless expressly permitted by the Committee, a Participant may not make any separate contributions or payments to the Plan.
(b)
Election Changes. During an Offering Period, a Participant may decrease or increase his or her rate of payroll deductions applicable to such Offering Period only once. To make such a change, the Participant must submit a new Enrollment Form authorizing the new rate of payroll deductions at least fifteen (15) days before the Purchase Date. A Participant may decrease or increase his or her rate of payroll deductions for future Offering Periods by submitting a new Enrollment Form authorizing the new rate of payroll deductions at least fifteen days before the start of the next Offering Period.
(c)
Automatic Re-enrollment. The deduction rate selected in the Enrollment Form shall remain in effect for subsequent Offering Periods unless the Participant (i) submits a new Enrollment Form authorizing a new level of payroll deductions in accordance with this Section 6, (ii) withdraws from the Plan in accordance with Section 10, or (iii) terminates employment or otherwise becomes ineligible to participate in the Plan.
(d)
Non-U.S. Employees. In order to facilitate participation in the Plan, the Committee may provide for such special terms applicable to Participants who are citizens or residents of a non-U.S. jurisdiction, or who are employed by a Participating Company outside of the United States, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Except as permitted by Section 423 of the Code, with respect to the 423 Component, such special terms may not be more favorable than the terms of rights granted under the 423 Component to Eligible Employees who are residents of the United States. Such special terms may be set forth in an addendum to the Plan in the form of an appendix or sub-plan (which appendix or sub-plan may be designed to govern Offerings under the 423 Component or the Non-423 Component, as determined by the Committee). With respect to the Non-423 Component only, to the extent that the terms and conditions set forth in an appendix or sub-plan conflict with any provisions of the Plan, the provisions of the appendix or sub-plan shall govern. Without limiting the foregoing, the Committee is specifically authorized to adopt rules and procedures, with respect to Participants who are non-U.S. nationals or employed in non-U.S. jurisdictions, regarding the exclusion of particular Subsidiaries from participation in the Plan, eligibility to participate, the definition of Compensation, handling of payroll deductions or other contributions by Participants, payment of interest, conversion of local currency, data privacy security, payroll tax, withholding procedures, establishment of bank or trust accounts to hold payroll deductions or contributions.
Section 7.
Grant of Option. On each Offering Date, each Participant in the applicable Offering Period shall be granted an option to purchase, on the Purchase Date, a number of Shares determined by dividing the Participant’s accumulated payroll deductions by the applicable Purchase Price; provided, that the maximum number of Shares that may be purchased by each Participant during an Offering Period shall not exceed 25,000 Shares (subject to adjustment in accordance with Section 18 and the limitations set forth in Section 4 and Section 13 of the Plan)

(the “Offering Period Limit”).
Section 8.
Exercise of Option/Purchase of Shares. A Participant’s option to purchase Shares will be exercised automatically on the Purchase Date of each Offering Period. The Participant’s accumulated payroll deductions will be used to purchase the maximum number of whole Shares that can be purchased with the amounts in the Participant’s notional account, subject to the Offering Period Limit and the limitations set forth in Section 4 and Section 13 of the Plan. No fractional Shares may be purchased, but contributions unused in a given Offering Period due to being less than the cost of a Share will be carried forward to the next Offering Period, subject to earlier withdrawal by the Participant in accordance with Section 10 or termination of employment or change in employment status in accordance with Section 11. During a Participant’s lifetime, the Participant’s option to purchase Shares under the Plan is exercisable only by the Participant.
Section 9.
Transfer of Shares. As soon as administratively practicable after each Purchase Date, the Company will arrange for the delivery to each Participant of the Shares purchased upon exercise of his or her option. The Committee may permit or require that the Shares be deposited directly into an ESPP Share Account established in the name of the Participant with a Designated Broker and may require that the Shares be retained with such Designated Broker for a specified period of time. Participants will not have any voting, dividend or other rights of a shareholder with respect to the Shares subject to any option granted hereunder until such Shares have been delivered pursuant to this Section 9.
Section 10.
Withdrawal.
(a)
Withdrawal Procedure. A Participant may withdraw from an Offering by submitting to the Company a revised Enrollment Form indicating his or her election to withdraw at least fifteen (15) days before the Purchase Date. The accumulated payroll deductions held on behalf of a Participant in his or her notional account (that have not been used to purchase Shares) shall be paid to the Participant promptly following receipt of the Participant’s Enrollment Form indicating his or her election to withdraw and the Participant’s option shall be automatically terminated. If a Participant withdraws from an Offering Period, no payroll deductions will be made during any succeeding Offering Period, unless the Participant re-enrolls in accordance with Section 6(a) of the Plan.
(b)
Effect on Succeeding Offering Periods. A Participant’s election to withdraw from an Offering Period will not have any effect upon his or her eligibility to participate in succeeding Offering Periods that commence following the completion of the Offering Period from which the Participant withdraws.
Section 11.
Termination of Employment; Change in Employment Status.
(a)
Notwithstanding Section 10, upon termination of a Participant’s employment for any reason prior to the Purchase Date, including death, disability or retirement, or a change in the Participant’s employment status following which the Participant is no longer an Eligible Employee, the Participant will be deemed to have withdrawn from an Offering in accordance with Section 10 and the payroll deductions in the Participant’s notional account (that have not been used to purchase Shares) shall be returned to the Participant, or in the case of the Participant’s death, to the person(s) entitled to such amounts by will or the laws of descent and distribution, and the Participant’s option to purchase Shares shall be automatically terminated. If the Participant’s termination of employment or change in status occurs within ten (10) days before a Purchase Date, the accumulated payroll deductions shall be used to purchase Shares on the Purchase Date.
(b)
Unless otherwise determined by the Committee, a Participant whose employment transfers or whose employment terminates with an immediate rehire (with no break in service) by or between the Company or a Participating Company will not be treated as having terminated employment for purposes of participating in the Plan or an Offering; however, if a Participant transfers from an Offering under the 423 Component to an Offering under the Non-423 Component, the exercise of the Participant’s option to purchase Shares will be qualified under the 423 Component only to the extent that such exercise complies with Section 423 of the Code. If a Participant transfers from an Offering under the Non-423 Component to an Offering under the 423 Component, the exercise of the Participant’s option to purchase Shares will remain non-qualified under the Non-423 Component.
Section 12.
Interest. No interest shall accrue on or be payable with respect to the payroll deductions of a Participant in the Plan.
Section 13.
Shares Reserved for Plan.
(a)
Number of Shares. The maximum number of Shares available for issuance under the Plan shall initially not exceed in the aggregate 1,000,000 Shares, subject to adjustment as provided in Section 18. The Shares may be newly issued Shares, treasury Shares or Shares acquired on the open market. If any purchase of Shares pursuant to an option under the Plan is not consummated, the Shares not purchased under such option will again become available for issuance under the Plan.
(b)
Over-subscribed Offerings. The number of Shares which a Participant may purchase in an Offering under the Plan may be reduced if the Offering is over-subscribed. No option granted under the Plan shall permit a Participant to purchase Shares which, if added together with the total number of Shares purchased by all other Participants in such Offering would exceed the total number of Shares remaining available under the Plan. If the Committee determines that, on a particular Purchase Date, the number of Shares with respect to which options are to be exercised exceeds the number of Shares then available under the Plan, the Company shall make a pro rata allocation of the Shares remaining available for purchase in as uniform a manner as practicable and as the Committee determines to be equitable.
Section 14.
Transferability. No payroll deductions credited to a Participant, nor any rights with respect to the exercise of an option or any rights to receive Shares hereunder may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will or the laws of descent and distribution, or as provided in Section 17) by the Participant. Any attempt to assign, transfer, pledge or otherwise dispose of such rights or amounts shall be without effect.
Section 15.
Application of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose to the extent permitted by Applicable Law, and the Company shall not be required to segregate such payroll deductions or contributions.

Section 16.
Statements. Participants will be provided with statements at least annually which shall set forth the contributions made by the Participant to the Plan, the Purchase Price of any Shares purchased with accumulated funds, the number of Shares purchased, and any payroll deduction amounts remaining in the Participant’s notional account.
Section 17.
Designation of Beneficiary. If permitted by the Committee, a Participant may file, on forms supplied by the Committee, a written designation of beneficiary who, in the event of the Participant’s death, is to receive any Shares from the Participant’s ESPP Share Account or any payroll deduction amounts remaining in the Participant’s notional account.
Section 18.
Adjustments Upon Changes in Capitalization; Dissolution or Liquidation; Corporate Transactions.
(a)
Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the Company’s structure affecting the Shares occurs, then in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, the Committee will, in such manner as it deems equitable, adjust the number of Shares and class of Shares that may be delivered under the Plan, the Purchase Price per Share and the number of Shares covered by each outstanding option under the Plan, and the numerical limits of Section 7 and Section 13.
(b)
Dissolution or Liquidation. Unless otherwise determined by the Committee, in the event of a proposed dissolution or liquidation of the Company, any Offering Period then in progress will be shortened by setting a new Purchase Date and the Offering Period will end immediately prior to the proposed dissolution or liquidation. The new Purchase Date will be before the date of the Company’s proposed dissolution or liquidation. Before the new Purchase Date, the Committee will provide each Participant with written notice, which may be electronic, of the new Purchase Date and that the Participant’s option will be exercised automatically on such date, unless before such time, the Participant has withdrawn from the Offering in accordance with Section 10 (or deemed to have withdrawn in accordance with Section 11).
Section 19.
Corporate Transaction. In the event of a Corporate Transaction, each outstanding option will be assumed or an equivalent option substituted by the successor corporation or a parent or Subsidiary of such successor corporation. If the successor corporation refuses to assume or substitute the option, the Offering Period with respect to which the option relates will be shortened by setting a new Purchase Date on which the Offering Period will end. The new Purchase Date will occur before the date of the Corporate Transaction. Prior to the new Purchase Date, the Committee will provide each Participant with written notice, which may be electronic, of the new Purchase Date and that the Participant’s option will be exercised automatically on such date, unless before such date, the Participant has withdrawn (or, pursuant to Section 11, been deemed to have withdrawn) from the Offering in accordance with Section 10. Notwithstanding the foregoing, in the event of a Corporate Transaction, the Committee may also elect to terminate all outstanding Offering Periods in accordance with Section 20(i).

Section 20.
General Provisions.
(a)
Equal Rights and Privileges. Notwithstanding any provision of the Plan to the contrary and in accordance with Section 423 of the Code, all Eligible Employees who are granted options under the Plan shall have the same rights and privileges.
(b)
No Right to Continued Service. Neither the Plan nor any compensation paid hereunder will confer on any Participant the right to continue as an Employee or in any other capacity.
(c)
Rights as Shareholder. A Participant will become a shareholder with respect to the Shares that are purchased pursuant to options granted under the Plan when the Shares are transferred to the Participant or, if applicable, to the Participant’s ESPP Share Account. A Participant will have no rights as a shareholder with respect to Shares for which an election to participate in an Offering Period has been made until such Participant becomes a shareholder as provided herein.
(d)
Successors and Assigns. The Plan shall be binding on the Company and its successors and assigns.
(e)
Entire Plan. The Plan constitutes the entire plan with respect to the subject matter hereof and supersedes all prior plans with respect to the subject matter hereof.
(f)
Compliance with Law. The obligations of the Company with respect to payments under the Plan are subject to compliance with all Applicable Laws and regulations. Shares shall not be issued with respect to an option granted under the Plan unless the exercise of such option and the issuance and delivery of the Shares pursuant thereto shall comply with all Applicable Laws, including, without limitation, the Securities Act, the Exchange Act, and the requirements of any stock exchange upon which the Shares may then be listed.
(g)
Disqualifying Dispositions. Each Participant shall give the Company prompt written notice of any disposition or other transfer of Shares acquired pursuant to the exercise of an option acquired under the Plan, if such disposition or transfer is made within two years after the Offering Date or within one year after the Purchase Date. Notwithstanding the foregoing, Participants shall not transfer Shares acquired pursuant to the exercise of an option acquired under the Plan to a broker other than the Designated Broker within two years after the Offering Date or within one year after the Purchase Date.
(h)
Term of Plan. The Plan shall become effective on the Effective Date and, unless terminated earlier pursuant to Section 20(i), shall have a term of ten (10) years.
(i)
Amendment or Termination. The Committee may, in its sole discretion, amend, suspend or terminate the Plan at any time and for any reason. If the Plan is terminated, the Committee may elect to terminate all outstanding Offering Periods either immediately or once Shares have been purchased on the next Purchase Date (which may, in the discretion of the Committee, be accelerated) or permit Offering Periods to expire in accordance with their terms (and subject to any adjustment in accordance with Section 18). If any Offering Period is terminated before its scheduled expiration, all amounts that have not been used to purchase Shares will be returned to Participants (without interest, except as otherwise required by law) as soon as administratively practicable.
(j)
Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced in accordance with the laws of the State of Delaware, disregarding any state’s choice of law principles requiring the application of a jurisdiction’s laws other than the State of Delaware. The competent courts located in Delaware shall have exclusive jurisdiction over any dispute arising out of or in connection with the Plan and any award granted hereunder.
(k)
Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board.
(l)
Section 423. The Plan (other than the Non-423 Component) is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. Any provision of the Plan (other than the Non-423 Component) that is inconsistent with Section 423 of the Code shall be reformed to comply with Section 423 of the Code.
(m)
Section 409A; Limitation of Liability. The Plan and all options are intended to be exempt from Section 409A of the Code as “statutory stock options” within the meaning of Treasury Regulation §1.409A-1(b)(5)(ii), and the Plan and the options will be interpreted and administered accordingly. Notwithstanding anything to the contrary in the Plan, neither the Company nor the Committee, nor any person acting on behalf of the Company or the Committee, will be liable to any Participant or other person by reason of any acceleration of income, any additional tax, or any other tax or liability asserted by reason of the failure of the Plan or any option to be exempt from or satisfy the requirements of Section 409A of the Code.
(n)
Foreign Exchange Considerations. If any Contributions under the Plan are made in any currency other than U.S. dollars, such Contributions will be converted to U.S. dollars on or prior to the Purchase Date using a prevailing exchange rate in effect at the time such conversion is performed, as determined by the Administrator. Neither the Company nor any U.S. or non-U.S. Affiliate shall be liable for any foreign exchange rate fluctuation between local currency and the U.S. dollar that may affect the value of the options granted to under the Plan, or of any amounts due under the Plan or as a result of the subsequent sale of any Shares acquired under the Plan. By their participation in the Plan, all Participants acknowledge and agree that they may be responsible for reporting inbound transactions or fund transfers that exceed a certain amount. Participants are advised to seek appropriate professional advice as to how the exchange control regulations apply to their participation in the Plan and their specific situation; understanding that the relevant laws and regulations can change frequently and occasionally on a retroactive basis.
(o)
Withholding. To the extent required by applicable Federal, state or local law, a Participant must make arrangements satisfactory to the Company for the payment of any withholding or similar tax obligations that arise in connection with the Plan. At any time, the Company or any Subsidiary may, but will not be obligated to, withhold from a Participant’s compensation the amount necessary for the Company or any Subsidiary to meet applicable withholding obligations, including any withholding required to make available to the Company or any Subsidiary any tax deductions or benefits attributable to the sale or early disposition of Shares by such Participant. In addition, the Company or any Subsidiary may, but will not be obligated to, withhold from the proceeds of the sale of Shares or any other method of withholding that the Company or any Subsidiary deems appropriate to the extent permitted by, where applicable,

Treasury Regulation Section 1.423-2(f). The Company will not be required to issue any Shares under the Plan until such obligations are satisfied.
(p)
Severability. If any provision of the Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, and the Plan shall be construed as if such invalid or unenforceable provision were omitted.
(q)
Headings. The headings of sections herein are included solely for convenience and shall not affect the meaning of any of the provisions of the Plan.
(r)
Participating Company. A Participating Company may withdraw from the Plan as of any Offering Date by giving written notice to the Board, which notice must be received by at least thirty (30) days prior to such Offering Date.
(s)
Paperless Administration. If the Company establishes, for itself or using the services of a third party, an automated system for the documentation and administration of the Plan, such as a system using an internet website or interactive voice response, then the paperless documentation may be permitted through the use of such an automated system.
(t)
Data Privacy. As a condition to participating in the Plan, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section 20(t) by and among the Company and its Subsidiaries and Affiliates exclusively for implementing, administering and managing the Participant’s participation in the Plan. The Company and its Subsidiaries and Affiliates may hold certain personal information about a Participant, including the Participant’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any Shares held in the Company or its Subsidiaries and Affiliates; and Share details, to implement, manage and administer the Plan and Shares (the “Data”). The Company and its Subsidiaries and Affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant’s participation in the Plan, and the Company and its Subsidiaries and Affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than the recipients’ country. By participating in the Plan, each Participant authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares. The Data related to a Participant will be held only as long as necessary to implement, administer, and manage the Participant’s participation in the Plan. A Participant may, at any time, view the Data that the Company holds regarding the Participant, request additional information about the storage and processing of the Data regarding the Participant, recommend any necessary corrections to the Data regarding the Participant or refuse or withdraw the consents in this Section 20(t) in writing, without cost, by contacting the local human resources representative. The Company may cancel Participant’s ability to participate in the Plan and, in the Committee’s discretion, the Participant may forfeit any outstanding Shares if the Participant refuses or withdraws the consents in this Section 20(t).

styleIPCP.O. BOX 8016, CARY, NC 27512-9903 Have your ballot ready and please use one of the methods below for easy voting: Your vote matters! Your control numberHave the 12 digit control number located in the box above available when you access the website and follow the instructions. P.O. BOX 8016, CARY, NC 27512-9903 Have your ballot ready and please use one of the methods below for easy voting: Your vote matters! Your control numberHave the 12 digit control number located in the box above available when you access the website and follow the instructions. Internet: Tigo Energy, Inc. Annual Meeting of Stockholders www.proxypush.com/TYGO • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote For Stockholders of record as of March 24, 2026 Phone: 1-866-494-0644 Tuesday, May 19, 2026 9:00 AM, Pacific Time • Use any touch-tone telephone Annual meeting to be held live via the Internet - please visit • Have your Proxy Card ready http://www.proxydocs.com/TYGO for more details. • Follow the simple recorded instructions Mail: • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid YOUR VOTE IS IMPORTANT! envelope provided PLEASE VOTE BY: 9:00 AM, Pacific Time, May 19, 2026. This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Zvi Alon, Chief Executive Officer, and Bill Roeschlein, Chief Financial Officer (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of Common Stock of Tigo Energy, Inc. which the undersigned is entitled to vote at the 2026 Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 19, 2026 or any adjournment or postponement thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment or postponement thereof, conferring authority upon such Named Proxies to vote in their discretion on such other matters as may properly come before the Annual Meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

Tigo Energy, Inc. Annual Meeting of Stockholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 BOARD OF DIRECTORS PROPOSAL YOUR VOTE RECOMMENDS 1. To elect the seven director nominees listed below to hold office until the 2027 Annual Meeting of Stockholders: FOR WITHHOLD 1.01 Zvi Alon FOR #P2# #P2# 1.02 Tomer Babai FOR #P3# #P3# 1.03 Joan C. Conley FOR #P4# #P4# 1.04 Sagit Manor FOR #P5# #P5# 1.05 Michael Splinter FOR #P6# #P6# 1.06 Stanley Stern FOR #P7# #P7# 1.07 John Wilson FOR #P8# #P8# FOR AGAINST ABSTAIN 2. To ratify the appointment of Deloitte & Touche LLP as our independent registered public FOR #P9# #P9# #P9# accounting firm for the fiscal year ending December 31, 2026. 3. To vote to approve the Tigo Energy, Inc. Employee Stock Purchase Plan. FOR #P10# #P10# #P10# You must register to attend the meeting online and/or participate at www.proxydocs.com/TYGO Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Signature (if held jointly)